Exhibit 4.1

THIS INSTRUMENT IS SUPPLEMENTAL TO THAT CERTAIN SECOND AMENDED AND RESTATED INDENTURE OF MORTGAGE AND DEED OF TRUST DATED JANUARY 1, 2011, PREVIOUSLY RECORDED IN THE CLERK'S OFFICE, CIRCUIT COURT OF ACCOMACK COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF ALBEMARLE COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF FAUQUIER COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF HALIFAX COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF LOUISA COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF NORTHAMPTON COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF ORANGE COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF SPOTSYLVANIA COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF SURRY COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF SUSSEX COUNTY, VIRGINIA; CLERK'S OFFICE, CIRCUIT COURT OF CECIL COUNTY, MARYLAND  AND IN THE RECORDER OF DEEDS OFFICER, LANCASTER COUNTY, PENNSYLVANIA.  THIS INSTRUMENT IS A SUPPLEMENTAL WRITING WITHIN THE MEANING OF SECTION 58.1-809 OF THE CODE OF VIRGINIA (1950), AS AMENDED.  THE RECORDING TAX IMPOSED BY SECTION 58.1-803 OF THE CODE OF VIRGINIA (1950), AS AMENDED, HAS ALREADY BEEN PAID ON THE SUM OF $1,380,210,000.00.  NO NOVATION IS INTENDED HEREBY.

__________________________________________________________________________

OLD DOMINION ELECTRIC COOPERATIVE,

GRANTOR,

TO

BRANCH BANKING AND TRUST COMPANY,

TRUSTEE

________________________

Fourth Supplemental INDENTURE

Dated as of July 6, 2017

______________________

Supplemental to the Second Amended and Restated
Indenture of Mortgage and Deed of Trust,

Dated as of January 1, 2011

______________________________________________________________________

A Mortgage of Both Real and Personal Property

THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY THIS INSTRUMENT CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS

FOURTH SUPPLEMENTAL INDENTURE

THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of July 6, 2017 (this “Fourth Supplemental Indenture”), is made by and between OLD DOMINION ELECTRIC COOPERATIVE, a Virginia utility aggregation cooperative (the “Company”), whose mailing address and address of its chief executive office is 4201 Dominion Boulevard, Glen Allen, Virginia 23060, and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation, as trustee (the “Trustee”), having a corporate trust office at 223 West Nash Street, Wilson, North Carolina 27893.

WHEREAS, the Company has heretofore executed and delivered to the Trustee a Second Amended and Restated Indenture of Mortgage and Deed of Trust, dated as of January 1, 2011 (the “Original Indenture”), for the purpose of providing for the authentication and delivery of Obligations (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Indenture) by the Trustee from time to time under the Original Indenture (the Original Indenture, as heretofore, hereby and hereafter supplemented being sometimes referred to as the “Indenture”);

WHEREAS, the Original Indenture and the First Supplemental Indenture, dated as of April 1, 2011, to the Original Indenture (the “First Supplemental Indenture”) each were recorded among the land records in the Clerk’s Office, Circuit Court of Accomack County, Virginia; Clerk’s Office, Circuit Court of Albemarle County, Virginia; Clerk’s Office, Circuit Court of Fauquier County, Virginia; Clerk’s Office, Circuit Court of Halifax County, Virginia; Clerk’s Office, Circuit Court of Louisa County, Virginia; Clerk’s Office, Circuit Court of Northampton County, Virginia; Clerk’s Office, Circuit Court of Orange County, Virginia; Clerk’s Office, Circuit Court of Spotsylvania County, Virginia; Clerk’s Office, Circuit Court of Surry County, Virginia; Clerk’s Office, Circuit Court of Sussex County, Virginia; Clerk’s Office, Circuit Court of Cecil County, Maryland and in the Recorder of Deeds Office, Lancaster County, Pennsylvania, and a UCC Form 1 concerning each of the Original Indenture and the First Supplemental Indenture were recorded among the financing statement records at the Virginia State Corporation Commission and the Clerk’s Office, Circuit Court of Accomack County, Virginia; Clerk’s Office, Circuit Court of Albemarle County, Virginia; Clerk’s Office, Circuit Court of Fauquier County, Virginia; Clerk’s Office, Circuit Court of Halifax County, Virginia; Clerk’s Office, Circuit Court of Louisa County, Virginia; Clerk’s Office, Circuit Court of Northampton County, Virginia; Clerk’s Office, Circuit Court of Orange County, Virginia; Clerk’s Office, Circuit Court of Spotsylvania County, Virginia; Clerk’s Office, Circuit Court of Surry County, Virginia; Clerk’s Office, Circuit Court of Sussex County, Virginia; Clerk’s Office, Circuit Court of Cecil County, Maryland and in the Recorder of Deeds Office, Lancaster County, Pennsylvania;

WHEREAS, the Second Supplemental Indenture, dated as of June 1, 2013, to the Original Indenture (the “Second Supplemental Indenture”) was recorded among the land records in the Clerk’s Office, Circuit Court of Accomack County, Virginia; Clerk’s Office, Circuit Court of Albemarle County, Virginia; Clerk’s Office, Circuit Court of Fauquier County, Virginia; Clerk’s Office, Circuit Court of Halifax County, Virginia; Clerk’s Office, Circuit Court of Louisa County, Virginia; Clerk’s Office, Circuit Court of Northampton County, Virginia; Clerk’s Office, Circuit Court of Orange County, Virginia; Clerk’s Office, Circuit Court of Spotsylvania County, Virginia; Clerk’s Office, Circuit Court of Surry County, Virginia; Clerk’s Office, Circuit Court of Cecil County, Maryland and in the Recorder of Deeds Office, Lancaster County, Pennsylvania;

WHEREAS, the Third Supplemental Indenture, dated as of November 1, 2014, to the Original Indenture (the “Third Supplemental Indenture”) was recorded among the land records in the Clerk’s Office, Circuit Court of Accomack County, Virginia; Clerk’s Office, Circuit Court of Albemarle County, Virginia; Clerk’s Office, Circuit Court of Fauquier County, Virginia; Clerk’s Office, Circuit Court of Halifax County, Virginia; Clerk’s Office, Circuit Court of Louisa County, Virginia; Clerk’s Office, Circuit Court of Northampton County, Virginia; Clerk’s Office, Circuit Court of Orange County, Virginia; Clerk’s Office, Circuit Court of Spotsylvania County, Virginia; Clerk’s Office, Circuit Court of Surry County, Virginia; Clerk’s Office, Circuit Court of Sussex County, Virginia Clerk’s Office, Circuit Court of Cecil County, Maryland and in the Recorder of Deeds Office, Lancaster County, Pennsylvania;

WHEREAS, this Fourth Supplemental Indenture to the Original Indenture will be recorded among the land records in the Clerk’s Office, Circuit Court of Accomack County, Virginia; Clerk’s Office, Circuit Court of Albemarle County, Virginia; Clerk’s Office, Circuit Court of Fauquier County, Virginia; Clerk’s Office, Circuit Court of Halifax County, Virginia; Clerk’s Office, Circuit Court of Louisa County, Virginia; Clerk’s Office, Circuit Court of Northampton County, Virginia; Clerk’s Office, Circuit Court of Orange County, Virginia; Clerk’s Office, Circuit Court of Spotsylvania County, Virginia; Clerk’s Office, Circuit Court of Surry County, Virginia; Clerk’s Office, Circuit Court of Sussex County, Virginia Clerk’s Office, Circuit Court of Cecil County, Maryland and in the Recorder of Deeds Office, Lancaster County, Pennsylvania;

WHEREAS, the Company has, since the date of the Third Supplemental Indenture, acquired interests in certain additional real property in Cecil County, Maryland and Lancaster County, Pennsylvania;

WHEREAS, the Board of Directors of the Company has authorized and approved actions necessary for the Company to establish a new series of Obligations to be designated the First Mortgage Bonds, 2017 Series A due December 1, 2037, in the aggregate principal amount of Two Hundred Fifty Million Dollars ($250,000,000.00) (the “2017 Series A Bonds”);

WHEREAS, the 2017 Series A Bonds are being issued pursuant to this Fourth Supplemental Indenture to the parties set forth in Schedule A of the Bond Purchase Agreement (described below) with respect to each such series of the 2017 Series A Bonds (with their successors or assigns of the 2017 Series A Bonds, each a “2017 Series A Holder”) to secure the Company’s obligations under the Bond Purchase Agreement, dated as of July 6, 2017, among the Company and the original 2017 Series A Holders (the “Bond Purchase Agreement”), and the Company has complied or will comply with all provisions required to issue Obligations provided for in the Indenture;

Whereas, the Company desires to execute and deliver this Fourth Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of (i) providing for the creation and designation of the 2017 Series A Bonds as Obligations and specifying the form and provisions of the 2017 Series A Bonds, and (ii) amplifying the description of the property subject to the lien of the Indenture;

WHEREAS, Section 13.01 of the Indenture provides that, without the consent of the Holders of any of the Obligations at the time Outstanding, the Company, when authorized by a

Board Resolution, and the Trustee, may enter into supplemental indentures for the purposes of and subject to the conditions set forth in said Section 13.01, and this Fourth Supplemental Indenture is permitted pursuant to provisions of Section 13.01(A) and Section 13.01(C); and

WHEREAS, all acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to secure the payment of the principal of and interest on the 2017 Series A Bonds, to make the 2017 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute under the Indenture a valid and binding lien for the security of the 2017 Series A Bonds, in accordance with its terms, have been done and taken, and the execution and delivery of this Fourth Supplemental Indenture has been in all respects duly authorized.

NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSES, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, including, when issued, the 2017 Series A Bonds, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture, to secure performance of the covenants therein and herein contained, to confirm the terms and conditions on which the 2017 Series A Bonds are secured, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property and Excludable Property) of the Company, whether now owned and described on Exhibit B attached hereto and by this reference made a part hereof, or hereafter acquired, of the character described in the Granting Clauses of the Indenture, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, all of those fee and leasehold interests in real property, if any, which may hereafter be constructed or acquired by it, but subject to all exceptions, reservations and matters of the character therein referred to, and expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as “Excepted Property” in the Indenture to the extent contemplated thereby.

PROVIDED, HOWEVER, that (i) if, upon the occurrence of an Event of Default under the Indenture, the Trustee, or any separate trustee or co-trustee appointed under Section 10.14 of the Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in Subdivisions (A) through (G), inclusive, of “Excepted Property” then owned or thereafter acquired by the Company shall immediately, and, in the case of any Excepted Property described or referred to in Subdivisions (H) through (K), inclusive, of “Excepted Property” upon demand of the Trustee or such other trustee or receiver, become subject to the lien thereof to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and (ii) whenever all Events of Default under the Indenture shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien thereof to the extent and otherwise as hereinabove set forth. The Company may, however, pursuant to the Third Granting Clause of the

Indenture, subject to the lien of the Indenture any Excepted Property, whereupon the same shall cease to be Excepted Property.

TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust herein created, forever.

SUBJECT, HOWEVER, to (i) Permitted Encumbrances and (ii) to the extent permitted by Section 14.06 of the Indenture as to property hereafter acquired since the date of execution of the Original Indenture, (a) any duly recorded or perfected prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof.

BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms.

UPON CONDITION that, until the happening of an Event of Default under the Indenture and subject to the provisions of Article VI of the Indenture, and not in limitation of the rights elsewhere provided in the Indenture, including the rights set forth in Article VI of the Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate.

AND IT IS HEREBY COVENANTED AND DECLARED that the 2017 Series A Bonds are to be authenticated and delivered and the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows:

ARTICLE I

Definitions

Section 1.1Definitions.

All words and phrases defined in the Indenture shall have the same meaning in this Fourth Supplemental Indenture, including any exhibit hereto, except as otherwise appears herein and in this Article or unless the context clearly requires otherwise.  In addition, the following terms have the following meaning in this Fourth Supplemental Indenture unless the context clearly requires otherwise.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in (a) New York, New York, (b) Richmond, Virginia and (c) Raleigh, North Carolina or the city in which the principal corporate trust office of the Trustee is located are required or authorized to be closed.

“Default Rate” means with respect to any 2017 Series A Bond, that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of such 2017 Series A Bond, or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York or its successor, as its “prime” rate.

“Make-Whole Amount” is defined in Section 2.10 herein.

ARTICLE II

THE 2017 Series A Bonds AND
CERTAIN PROVISIONS RELATING THERETO

Section 2.1Authentication and Terms of the 2017 Series A Bonds.  Pursuant to the provisions of Article V of the Original Indenture, there has been established a series of Obligations known as and entitled the “First Mortgage Bonds, 2017 Series A”.

The aggregate principal amount of the 2017 Series A Bonds which may be authenticated and delivered and Outstanding at any one time is limited to Two Hundred Fifty Million Dollars ($250,000,000.00) due December 1, 2037.  The 2017 Series A Bonds shall originally be registered in the names of the applicable 2017 Series A Holders, and shall be dated the date of authentication and delivery.  The 2017 Series A Bonds shall be issued as fully registered bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof.

The 2017 Series A Bonds shall bear interest from their date of issuance, payable semi-annually on June 1 and December 1 of each year commencing on December 1, 2017, at the rate of 3.33% per annum, subject to adjustment for an Interest Rate Adjustment Event as provided in the 2017 Series A Bonds.  Interest on the 2017 Series A Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.

The principal of, premium (including the Make-Whole Amount), if any, and interest on the 2017 Series A Bonds shall be paid to the 2017 Series A Holders thereof in immediately available funds as described in such Bonds.  Any payment of principal of or premium (including the Make-Whole Amount, if any) or interest on any 2017 Series A Bond that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any 2017 Series A Bond is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

If the Company fails to make any payment with respect to the 2017 Series A Bonds when due, then such payment shall be due and payable on demand, and shall accrue interest from the date due until the date paid at the Default Rate.

Section 2.2Form of the 2017 Series Bonds.  The 2017 Series A Bonds shall be a bond substantially in the form of Exhibit A hereto, and the Trustee’s authentication certificate to be executed on the 2017 Series A Bonds shall be substantially in the form attached thereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Indenture.

Section 2.3Required Prepayments.  On December 1, 2018, and on each December 1 thereafter to and including December 1, 2037, the Company will prepay a portion of the aggregate principal amount of the 2017 Series A Bonds due December 1, 2037, at par and without payment of any premium (including the Make-Whole Amount), provided that upon any partial prepayment of such 2017 Series A Bonds pursuant to Section 2.5 or partial purchase of such 2017 Series A Bonds permitted by Section 2.9, the principal amount of each required prepayment of such 2017 Series A Bonds becoming due under this Section 2.3 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of such 2017 Series A Bonds is reduced as a result of such prepayment or purchase.  The aggregate principal amount of the 2017 Series A Bonds to be prepaid and the dates of such prepayments, as well as the principal amount payable on the maturity date, are set forth below:

Date	Amount
December 1, 2018	$12,500,000.00
December 1, 2019	$12,500,000.00
December 1, 2020	$12,500,000.00
December 1, 2021	$12,500,000.00
December 1, 2022	$12,500,000.00
December 1, 2023	$12,500,000.00
December 1, 2024	$12,500,000.00
December 1, 2025	$12,500,000.00
December 1, 2026	$12,500,000.00
December 1, 2027	$12,500,000.00
December 1, 2028	$12,500,000.00
December 1, 2029	$12,500,000.00
December 1, 2030	$12,500,000.00
December 1, 2031	$12,500,000.00
December 1, 2032	$12,500,000.00
December 1, 2033	$12,500,000.00
December 1, 2034	$12,500,000.00
December 1, 2035	$12,500,000.00
December 1, 2036	$12,500,000.00
December 1, 2037 (1)	$12,500,000.00
__________ (1) The final maturity date of the 2017 Series A Bonds.

Section 2.4Optional Redemption.  The 2017 Series A Bonds, due December 1, 2037, are subject to redemption, in whole and not in part, on a pro rata basis within 90 days prior to the final maturity of the 2017 Series A Bonds at a Redemption Price equal to 100% of the principal amount, together with accrued interest to the Redemption Date.  From and after such Redemption Date, interest on such principal amount being redeemed shall cease to accrue.

Upon receipt of a notice from the Company of its intent to effect an optional redemption of the 2017 Series A Bonds pursuant to this Section, the Trustee shall cause written notice of such redemption to be given to each 2017 Series A Holder of the 2017 Series A Bonds then Outstanding not less than 30 days and not more than 60 days prior to the Redemption Date.  The notice of redemption shall specify the Redemption Date, that interest, if any accrued to the Redemption Date will be paid as specified in such notice and that on and after such date interest thereon shall cease to accrue.  Any 2017 Series A Bond redeemed in full shall be surrendered to the Company reasonably promptly after payment is made in full in accordance with Section 11 of the Bond Purchase Agreement and cancelled and shall not be reissued, and no 2017 Series A Bond shall be issued in lieu of any redeemed principal amount of any such cancelled 2017 Series A Bond.

Section 2.5Optional Prepayments and Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the 2017 Series A Bonds in an amount not less than 3% of the aggregate principal amount of the 2017 Series A Bonds then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each 2017 Series A Holder written notice of each optional prepayment under this Section 2.5 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the 2017 Series A Bonds to be prepaid on such date, the principal amount of each 2017 Series A Bond held by such 2017 Series A Holder to be prepaid (determined in accordance with Section 2.6 herein), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by an Officer’s Certificate as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each 2017 Series A Holder an Officer’s Certificate specifying the calculation of such Make-Whole Amount as of the specified prepayment date.  The Company shall contemporaneously deliver a copy of such notice and Officer’s Certificate to the Trustee.

Section 2.6Allocation of Partial Prepayments.  In the case of each optional redemption or partial prepayment of the 2017 Series A Bonds pursuant to Section 2.4 or 2.5 hereof, respectively, the principal amount of the 2017 Series A Bonds to be redeemed or prepaid, as applicable, shall be allocated among all of the 2017 Series A Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for redemption or prepayment, as applicable.

Section 2.7Payment of Make-Whole Amount Upon Acceleration.  Upon the occurrence of an Event of Default, if the outstanding principal amount of the 2017 Series A Bonds shall have been declared or otherwise become due and payable immediately pursuant to and in accordance with the Indenture then, in addition to paying each 2017 Series A Holder the entire unpaid principal amount of its 2017 Series A Bonds and all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the applicable Default Rate), the

Company shall calculate and pay to each 2017 Series A Holder (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.  The Company acknowledges that each 2017 Series A Holder has the right to maintain its investment in the 2017 Series A Bonds free from repayment by the Company (except as herein and in the Indenture specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the 2017 Series A Bonds are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 2.8Maturity; Surrender; Etc.  In the case of each prepayment of 2017 Series A Bonds pursuant to Section 2.5 hereof, the principal amount of each 2017 Series A Bond to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any 2017 Series A Bond paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no 2017 Series A Bond shall be issued in lieu of any prepaid principal amount of any such cancelled 2017 Series A Bond.

Section 2.9Purchase of 2017 Series A Bonds.  The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding 2017 Series A Bonds except (a) upon the payment, redemption or prepayment of the 2017 Series A Bonds in accordance with the terms of the Original Indenture and the 2017 Series A Bonds or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the 2017 Series A Holders of all 2017 Series A Bonds at the time outstanding upon the same terms and conditions.  Any such offer shall provide each 2017 Series A Holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days.  If the 2017 Series A Holders of more than 51% of the principal amount of the 2017 Series A Bonds then outstanding accept such offer, the Company shall promptly notify the remaining 2017 Series A Holders of such fact and the expiration date for the acceptance by 2017 Series A Holders of such offer shall be extended by the number of days necessary to give each such remaining 2017 Series A Holder at least 10 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all 2017 Series A Bonds acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of 2017 Series A Bonds pursuant to any provision of this Fourth Supplemental Indenture and no 2017 Series A Bonds may be issued in substitution or exchange for any such 2017 Series A Bonds.

Section 2.10Make-Whole Amount.

“Make-Whole Amount” means, with respect to any 2017 Series A Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such 2017 Series A Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount with respect to any 2017 Series A Bond the following terms have the following meanings:

“Called Principal” means, with respect to any 2017 Series A Bond, the principal of such 2017 Series A Bond that is to be prepaid pursuant to Section 2.5 hereof or has become or is declared to be immediately due and payable pursuant to the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any 2017 Series A Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the 2017 Series A Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any 2017 Series A Bond, the sum of 0.50% plus the yield to maturity implied by the yields reported as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury (“Reported”) securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the 2017 Series A Bond.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any 2017 Series A Bond, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the 2017 Series A Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any 2017 Series A Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the 2017 Series A Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.5 or Section 2.7 above.

“Settlement Date” means, with respect to the Called Principal of any 2017 Series A Bond, the date on which such Called Principal is to be prepaid pursuant to Section 2.5 above or has become or is declared to be immediately due and payable pursuant to the Indenture, as the context requires.

Section 2.11Use of Proceeds.  The Company shall use the proceeds of the loan evidenced by the 2017 Series A Bonds for the repayment of indebtedness and general corporate purposes.

ARTICLE III

Outstanding Secured Obligations

Section 3.1Principal Amount Presently To Be Outstanding.  The total aggregate principal amount of Obligations of the Company issued and Outstanding and presently to be issued and Outstanding under the provisions of and secured by the Indenture is One Billion Two Hundred Seventy-Four Million Seven Hundred Forty-Six Thousand Dollars ($1,274,746,000.00) consisting of: One Hundred Fifty Million Dollars ($150,000,000.00) principal amount of First Mortgage Bonds, 2002 Series B; One Hundred Twenty-Four Million Nine Hundred Ninety-Six Thousand Dollars ($124,996,000.00) principal amount of First Mortgage Bonds, 2003 Series A; Eighty Million Seven Hundred Fifty Thousand Dollars ($80,750,000.00) principal amount of First Mortgage Bonds, 2011 Series C; One Hundred Sixty-Five Million Dollars ($165,000,000.00) principal amount of First Mortgage Bonds, 2011 Series B; Seventy-Two Million Dollars ($72,000,000.00) principal amount of First Mortgage Bonds, 2011 Series A; Fifty Million Dollars ($50,000,000.00) principal amount of First Mortgage Bonds, 2013 Series A and Fifty Million Dollars ($50,000,000.00) principal amount of First Mortgage Bonds, 2013 Series B; Two Hundred Sixty Million Dollars ($260,000,000.00) principal amount of First Mortgage Bonds, 2015 Series A and Seventy-Two Million Dollars ($72,000,000.00) principal amount of First Mortgage Bonds, 2015 Series B; and Two Hundred Fifty Million Dollars ($250,000,000.00) principal amount of First Mortgage Bonds, 2017 Series A to be issued pursuant to this Fourth Supplemental Indenture upon compliance by the Company with the provisions of the Indenture.

ARTICLE IV

MISCELLANEOUS

Section 4.1Supplemental Indenture.  This Fourth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and shall form a part thereof, and the Indenture, as hereby supplemented, modified, and amended, is hereby confirmed.  Except to the extent inconsistent with the express terms of this Fourth Supplemental Indenture and the 2017 Series A Bonds, all of the provisions, terms, covenants and conditions of the Indenture shall be applicable to the 2017 Series A Bonds to the same extent as if specifically set forth herein.

Section 4.2Trustee Obligations Under the Bond Purchase Agreement.  The Trustee is not a party to the Bond Purchase Agreement and all obligations of the Trustee relating to the 2017 Series A Bonds are set forth in the Indenture, including this Fourth Supplemental Indenture.

Section 4.3Recitals.  All Recitals in this Fourth Supplemental Indenture are made by the Company only and not by the Trustee and are incorporated herein; and all of the provisions contained in the Original Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

Section 4.4Successors and Assigns.  Whenever in this Fourth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles X and XII of the Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements contained in this Fourth Supplemental Indenture by or on behalf of the Company, or by or on behalf of the Trustee, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

Section 4.5No Rights, Remedies, Etc.  Nothing in this Fourth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Fourth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Fourth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the Holders of Outstanding Secured Obligations.

Section 4.6Severability.  Any provision of this Fourth Supplemental Indenture held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 4.7Governing Law.  This Fourth Supplemental Indenture shall be construed in accordance with and governed by the law of the Commonwealth of Virginia.

Section 4.8Counterparts.  This Fourth Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

Section 4.9Security Agreement; Mailing Address.  To the extent permitted by applicable law, this Fourth Supplemental Indenture shall be deemed to be a security agreement and financing statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code.

The mailing address of the Company, as debtor, is:

Old Dominion Electric Cooperative

4201 Dominion Boulevard

Glen Allen, Virginia 23060

and the mailing address of the Trustee, as secured party, is:

Branch Banking and Trust Company

Attention: Corporate Trust Department

223 West Nash Street

Wilson, North Carolina 27893

Additionally, this Fourth Supplemental Indenture shall, if appropriate, be an amendment to the financing documents previously filed in connection with the Original Indenture.  The Company is authorized to execute and file as appropriate instruments under the Uniform Commercial Code to either create a security interest or amend any security interest heretofore created.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the day and year first above written.

Company: Innsbrook Corporate Center 4201 Dominion Boulevard Glen Allen, Virginia 23060	OLD DOMINION ELECTRIC COOPERATIVE
	By:	/s/ Robert L. Kees
	Name:	Robert L. Kees
	Title:	Senior Vice President and Chief Financial Officer

Commonwealth OF VIRGINIA)

)TO-WIT:

COUNTY OF Henrico)

The foregoing instrument was duly acknowledged before me this June 28, 2017 by Robert L. Kees, the Senior Vice President and Chief Financial Officer of Old Dominion Electric Cooperative, a Virginia utility aggregation cooperative, on behalf of the cooperative.

/s/ Arlene Hines
Notary Public

My Commission expires:  September 30, 2018

Trustee: Attention: Corporate Trust Department 223 West Nash Street Wilson, North Carolina 27893	BRANCH BANKING AND TRUST COMPANY as Trustee
	By:	/s/ Marcus Gustafson
Name: Marcus Gustafson Title: Senior Vice President

state of north carolina)

)TO-WIT:

COUNTY OF Wilson)

The foregoing instrument was duly acknowledged before me this June 28, 2017 by Marcus Gustafson, the Senior Vice President of Branch Banking and Trust Company, a North Carolina banking corporation.

/s/ Ruby Tyner
Notary Public

My Commission expires:  June 26, 2020

EXHIBIT A

FORM OF 2017 Series A BONDS

THIS 2017 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

OLD DOMINION ELECTRIC COOPERATIVE

FIRST MORTGAGE Bonds, 2017 Series A due December 1, 2037

NO. [_______]iSSUANCE DATE: [_________]
$[__________]PPN: [_____]

FOR VALUE RECEIVED, the undersigned, OLD DOMINION ELECTRIC COOPERATIVE (herein called the “Company”), a Virginia utility aggregation cooperative, hereby promises to pay to [_____], or registered assigns, the principal sum of [_____] Dollars (or so much thereof as shall not have been prepaid) on December 1, 2037, with interest computed on the basis of a 360‑day year of twelve 30‑day months (a) on the unpaid balance hereof at a rate of 3.33% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the earlier of the date hereof or the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually on the 1st day of June and December, commencing on December 1, 2017, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Fourth Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the Fourth Supplemental Indenture referred to below).  Immediately upon the cessation or waiver of an Interest Rate Adjustment Event this Bond shall cease to bear the additional 2% per annum interest rate referenced in clause (a) above.

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)	the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Bond Purchase Agreement (as defined below); or
(b)

any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the Fourth Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond;

provided, that, in either case, an Interest Rate Adjustment Event shall not be deemed to have occurred or be continuing with respect to any portion of the 2017 Series A Bonds for which the Default Rate is then applicable.

Subject to Section 11 of the Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2017 Series A Bonds (herein called the “Bonds”) issued pursuant to the Fourth Supplemental Indenture, dated as of July 6, 2017 (as from time to time amended, the “Fourth Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Mortgage and Deed of Trust, dated as of January 1, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the Bond Purchase Agreement dated as of July 6, 2017 between the Company and the purchasers listed in Schedule A thereto (the “Bond Purchase Agreement”).  Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the Bond Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the Fourth Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof.  This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond.  The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.06 of the Indenture.

This Bond is subject to optional redemption, in whole and not in part, at the times and on the terms specified in the Fourth Supplemental Indenture, but not otherwise. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Fourth Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.  In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2017 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the Commonwealth of Virginia and of the United States of America.  This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law.  If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law.  If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded.  To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond.  The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the Commonwealth of Virginia.

No covenant or agreement contained in this Bond, the Indenture or the Fourth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

OLD DOMINION ELECTRIC COOPERATIVE

By:
Name:	Robert L. Kees
Title:	Senior Vice President and Chief Financial Officer

This is one of the Obligations of the series designated therein referred to in the within‑mentioned Indenture.

BRANCH BANKING AND TRUST COMPANY

as Trustee

By:
Authorized Signatory

Date of Authentication:

EXHIBIT B

Real PROPERTY

ACCOMACK COUNTY

A parcel of land containing approximately 16.289 acres of land lying and being in Lee District, Accomack County, Commonwealth of Virginia, which 16.289 acres was acquired by two separate deeds as described as follows:

By deed from Addison F. and Katherine W. Hopkins to Eastern Shore Public Service Company of Virginia, dated January 27, 1953, and recorded in the Clerk's Office of the Circuit Court of Accomack County, Virginia (the "Clerk's Office"), in Deed Book 210, at page 25; and

By deed from Addison F. Hopkins, widower, to Delmarva Power & Light Company of Virginia, dated May 14, 1969, and recorded in the aforesaid Clerk's Office in Deed Book 282, at page 130.

AND FURTHER BEING DESCRIBED AS:

Beginning at a point on the northeast r/w line of Taylor Road (Route 650) at its intersection with the southeast r/w line of the property now or formerly of Atlantic Canonie, formerly Eastern Shore Railroad, in a direction of North 26° 05' 57" East for a distance of 807.33 feet to a concrete monument marking the corner of the property surveyed hereon and the property now or formerly of Billy Joe Colona, thence along the property now or formerly of Billy Joe Colona in a direction of South 40° 53' 07" East for a distance of 415.41 feet to a concrete monument, thence along the property now or formerly of Billy Joe Colona, and along the property now or formerly of Thomas F. & Phyllis J. Webb and along the property now or formerly of Randy E. Eller and Lance J. Eller, another 561.12 feet on the same course to another concrete monument, thence along the property now or formerly of Randy E. Eller and Lance J. Eller in a direction of South 40° 36' 47" East for a distance of 114.70 feet to a concrete monument marking the corner of the property hereon surveyed, which survey is recorded with a certain Easement and License Agreement between Delmarva Power and Light Company and Conectiv Delmarva Generation, Inc., dated July 1, 2000 and recorded in the aforesaid Clerk's Office in Deed Book 834, at page 189, and the property now or formerly of Thomas S. Hopkins, thence from said concrete monument in a direction of South 47° 57' 32" West for a distance of 750.92 feet to a concrete monument on the northeastern r/w line of Taylor Road (Route 650) thence with the northeast r/w line of Route 650 along to curve to the left whose radius is 1429.23 feet, arc length is 234.46 feet, and whose chord bearing is North 42° 36' 25" West and chord distance is 234.20 feet, thence with the northeastern r/w line of Route 650 along a curve to the right whose radius is 1072.40 arc length is 178.03 feet and whose chord bearing is North 42° 33' 03" West and chord distance is 177.83 feet, thence with the northeast r/w line of Route 650 in a direction of North 37° 47' 42" West for a distance of 379.43 feet to the point of beginning. This property is bounded on the Northwest, by the lands now or formerly of Atlantic Canonie, formerly Eastern Shore Railroad, on the northeast by the properties now or formerly of Billy Joe CoIona, Thomas F. & Phyllis J. Webb, and Randy E. Eller & Lance J. Eller, on the southwest by property now or formerly of Thomas S. Hopkins and on the southeast by Taylor Road (Route 650).

SUBJECT, however to all existing exceptions, reservations, conditions, restriction, covenants, agreements, limitations and waivers that may apply to the property or any part thereof.

ALBEMARLE/LOUISA COUNTY

ALL of those two (2) certain lots or parcels of land, one (1) lying and being partly in the Rivanna District of Albemarle County, Virginia and partly in the Green Springs District of Louisa County, Virginia, designated as Lot "A3", containing 91.767 acres, more or less, and the other lying and being in the Green Springs District of Louisa County, Virginia, designated as Tract "B", containing 30.875 acres, more or less, and both being more particularly shown on a plat of survey prepared by James H. Bell, Jr., P.C., dated April 16, 1985, revised May 9, 1985, and entitled "Plat of Survey for Four Tracts of Land Containing a Total of 285.946 Acres Standing in the name of Liberty Fabrics of New York, Located in Albemarle and Louisa Counties, Virginia" of record in the Office of the Clerk of the Circuit Court of Albemarle County, Virginia, in Deed Book 846, page 543.

BEING the same real estate conveyed to Old Dominion Generation, L.L.C., a Virginia limited liability company, by deed from Liberty Fabrics, Inc., a Delaware corporation, dated June 7, 2000, recorded June 9, 2000, in the Clerk's Office, Circuit Court, Albemarle County Virginia, in Deed Book 641, page 570 and recorded on June 9, 200 in the Office of the Clerk of the Circuit Court for Albemarle County, Virginia as Instrument No. 0007468.

Deed of Confirmation confirming title to the property in the Grantee was recorded on November 30, 2001 in Deed Book 2117, page 362 in Albemarle County, Virginia.

Deed of Confirmation confirming title to the property in the Grantee was recorded on June 30, 2003 in Deed Book 877, page 530 in Louisa County, Virginia and in Deed Book 2533, page 544 in Albemarle County, Virginia.

Deed of Confirmation recorded April 23, 2004 in Deed Book 2734, page 599 in Albemarle County, Virginia and in Deed Book 841, page 452 in Louisa County, Virginia to correct and confirm the information contained in the prior Deed.

SUBJECT, however to all existing exceptions, reservations, conditions, restriction, covenants, agreements, limitations and waivers that may apply to the property or any part thereof.

FAUQUIER COUNTY

THE PLANT SITE

PARCEL ONE (THE "KING" TRACT)

ALL of that certain lot or parcel of land situate on State Route 782 (formerly 755) near Remington in Lee Magisterial District, Fauquier County, Virginia, containing 250.534 acres, more or less, as shown on plat of survey prepared by J. Horace Jarrett, C.L.S., dated December 9, 1976 and further described by Jarrett by metes and bounds description.  A copy of said survey and metes and bounds description prepared by Jarrett are attached to a Deed recorded in Deed Book 397, page 443 among the Fauquier County, Virginia land records.

PARCEL TWO (THE VON BRAND TRACT)

ALL that certain tract or parcel of land located about 2 miles northeast of Remington Lee District, Fauquier County, Virginia, containing 28.80 acres, and more particularly described by plat and survey of J. J. Covell attached to Deed recorded in Deed Book 248, page 613 in the Clerk's Office, Circuit Court, Fauquier County, Virginia:

BEGINNING at a point in the center of Rt. 755; corner with Pheasant Valley Farm and the tract sold Haught; thence with Haught N. 88-05 E. 321.71' to a fence corner at a gap; thence continuing with Haught, a fence line, S 71-49 E. 1113.3', N 20-19 E. 321.30' to a oak at an angle, N. 34-39 W. 273.5' to a walnut, N. 39-42 E. 108.8' to a cedar at an angle, corner in the Haught line with remaining Wight property; thence a new line with Wight S. 67-47 E. 849.23' to a point in the center of March Run, corner with [BLANK IN SOURCE DEED], thence running with the center of Marsh Run, line with [BLANK IN SOURCE DEED], S. 27-22 W. 504.15', S. 24-34 E. 332.47', S. 39-30 E. 228.18' to a point opposite a fence line; corner with the Pheasant Valley Farm; thence with that tract, the fence crooked but running in general with the line, S. 77-08 W. 434.39', N. 62-52 W. 1827.19', N. 38-50 W. 136.00' to a corner with the REA lot; thence with that lot as fenced N. 51-10 E. 50.0'; N. 38-50 W. 100.0', S. 51-10 W. 50.0' to the Pheasant Valley line; thence with that line N 38-50 W. 65.84' to the beginning.

TOGETHER WITH that certain right of way across the strip described as follows:

BEGINNING at a point in the center of Rt. 755, the beginning point of the 28.80 acre tract described above; thence with the north line of the present Haught outlet N. 73-03 E. 105.33', N. 83-18 E. 143.88', S. 64-46 E. 86.11' to a fence corner at a gap, a corner in the 28.80 acre tract; thence with that tract S. 88-05 W. 321.71' to the beginning.

BEING the same real estate conveyed to Old Dominion Electric Cooperative, a Virginia utility aggregation cooperative, by deed of confirmation from Marsh Run Generation, LLC, a Virginia limited liability company, dated April 30, 2003, recorded July 7, 2003, in the Clerk's Office, Circuit Court, Fauquier County, Virginia, in Deed Book 1041, page 2341, in the aforesaid Clerk's Office as Instrument No. 03-14145, and further confirmed by the deed of confirmation between those same parties dated April 1, 2004, acknowledged April 1, 2004, and recorded April 5, 2004, in the Clerk's Office, Circuit Court, Fauquier County, in Deed Book 1091, pages 659 through 666, in the aforesaid Clerk's Office as Instrument No. 000840880008.

BEING the same real estate conveyed to Marsh Run Generation, LLC, a Virginia limited liability company, by deed from Theodor P. von Brand and Shirley M. von Brand, husband and wife, dated October 5, 2001, recorded October 19, 2001, in the Clerk's Office, Circuit Court, Fauquier County, Virginia, in Deed Book 0920, page 1415 and rerecorded August 7, 2002 in the aforesaid Clerk's Office as Instrument No. 02-13836.

AND FURTHER BEING the same real estate conveyed to Theodor P. von Brand and Shirley M. von Brand, husband and wife, by deed from Joseph E. Wight, Jr. and Harriet D. Wight, dated August 17, 1968, recorded August 19, 1968, in the Clerk's Office, Circuit Court, Fauquier County, Virginia, in Deed Book 248, page 613.

PARCEL 3 (THE "LEEPSON" EASEMENT)

The right granted to the Old Dominion Electric Cooperative for access over certain land owned by Mark Leepson and Janna Murphy Leepson (collectively, "Leepson") located in Fauquier County, Virginia pursuant to the terms of the certain Easement Agreement dated February 14, 2003 between Leepson, as grantor and Marsh Run Generation, LLC (predecessor in interest of the Company) and the Company, as grantee, which is recorded in the Office of the Clerk of the Circuit Court for Fauquier County, Virginia in Book 1033, page 310.

PARCEL FOUR (THE VIRGINIA POWER EASEMENT)

The right granted to the Company for access over certain land owned by Virginia Electric and Power Company, trading as Dominion Virginia Power ("Virginia Power") located in Fauquier County, Virginia pursuant to the terms of the certain Easement Agreement dated February 21, 2003 between Virginia Power, as grantor and Marsh Run Generation, LLC (predecessor in interest of the Company) and the Company, as grantee, which is recorded in the Office of the Clerk of the Circuit Court for Fauquier County, Virginia in Book 1022, page 1041.

LESS AND EXCEPT that certain 0.9755 parcel of land conveyed to Marvin Maxwell Bowen, Jr. by deed recorded in Deed Book 1288, page 289.

SUBJECT, however to all existing exceptions, reservations, conditions, restriction, covenants, agreements, limitations and waivers that may apply to the property or any part thereof.

CECIL COUNTY, MARYLAND

PARCEL 1:

ALL that lot or parcel of land situate and lying in the Eighth Election District of Cecil County, State of Maryland, said lands being shown as "Add-On Area A" on a plat entitled "Addition of Land Survey for lands of Emory F. Holbrook and Sara Eva Holbrook", as prepared by Northern Bay Land Planning, Engineering and Surveying Corporation, dated December 20, 2000 and filed in the Cecil County Office of Planning and Zoning as Minor Subdivision No. 3284, and more particularly described as follows:

BEGINNING for the same at a point in or near the centerline of Old Mill Road, with said point being the Northerlymost corner of the herein described parcel and the Northeast corner of the lands now or formerly of Walter T. Bragg and Claudia D. Bragg, his wife, as described in a Deed recorded among the Land Records of Cecil County in Liber N.D.S. No. 168, folio 49; thence running in or near the centerline of Old Mill Road, South 60 degrees 54 minutes 48 seconds East 285.61 feet to a point; thence continuing in or near the centerline of Old Mill Road, south 61 degrees 42 minutes 26 seconds East 14.65 feet to a point; thence running by a new line of division through lands of Emory F. Holbrook and Sara Eva Holbrook, his wife, South 26 degrees 36 minutes 15 seconds West 30.00 feet to a capped pin set; thence continuing by a new line of division through lands of Emory F. Holbrook and Sara Eva Holbrook, his wife, South 26 degrees 38 minutes 15 seconds West 638.12 feet to a capped pin set on a line of lands now or formerly of PECO Energy Company (W.L.B. 545/001); thence running with the same, North 66 degrees 09 minutes 00 seconds West 357.08 feet to an iron pipe found at a corner of lands now or formerly of Douglas Otto Moore and Diane Margaret Bell (W.L.B. 548/373): thence running with the same, North 11 degrees 42 minutes 53 seconds East 234.95 feet to a corner of lands now or formerly of the aforementioned Walter T. Bragg and Claudia D. Bragg, his wife (N.D.S. 168/049); thence running with the same, South 77 degrees 29 minutes 15 seconds East 120.81 feet to a capped pin set; thence continuing by the same, North 26 degrees 38 minutes 15 seconds east 411.60 feet to a capped pin set; thence continuing with the same, North 26 degrees 38 minutes 15 seconds East 30.00 feet to the place of beginning:  Containing 5.185 acres of land, more or less.

PARCEL 2:

ALL that lot or parcel of land situate and lying in the Eighth Election District of Cecil County, State of Maryland, said lands being shown as "Parcel No. 1" on a plat entitled "Boundary Survey Plan for Land of Frederick E. Cronmiller and Helen Cronmiller", as prepared by Northern Bay Land Planning, Engineering and Surveying Corporation, dated January 15, 2001, and more particularly described as follows:

BEGINNING for the same at a capped pin set at the Northeast corner of the herein described parcel, with said point of beginning being located on the Westerly right-of-way line of U.S. Route 222, as shown on State Roads Commission of Maryland Plat Nos. 9228, 9229 and 9230, said point of beginning is further described as being located at the southerlymost corner of lands now or formerly of Atlantic Seaboard Corporation as described in a Deed found among the Land Records of Cecil County in Liber W.A.S. No. 134, folio 338 (Parcel No. 1); thence binding along the Westerly right-of-way line of said U.S. Route 222, South 28 degrees 40 minutes 33 seconds West 2,027.05 feet to a capped pin set; thence leaving said Westerly right-of-way and running North 61 degrees 19 minutes 27 seconds West 142.55 feet to a capped pin set; thence South 28 degrees 40 minutes 33 seconds West 201.06 feet to a capped pin set on the right-of-way line of lands of the State Roads Commission of Maryland, as shown on the aforementioned Plat No. 9228; thence running by the same, North 60 degrees 53 minutes 09 seconds West 36.10 feet to a capped pin set; thence continuing by the same, South 29 degrees 06 minutes 51 seconds West 20.00 feet to a PK nail set in or near the centerline of Old Mill Road; thence running in or near the centerline of Old Mill Road, by the following twelve courses and distances:  (1) North 61 degrees 42 minutes 14 seconds West 115.20 feet to a point; (2) North 61 degrees 15 minutes 05 seconds West 268.77 feet to a point; (3)  North 62 degrees 01 minute 20 seconds West 263.83 feet to a point; (4)  North 61 degrees 42 minutes 26 seconds West 260.72 feet to a point; (5)  North 60 degrees 54 minutes 48 seconds West 285.61 feet to a point; (6)  North 60 degrees 39 minutes 25 seconds West 203.37 feet to a point; (7)  North 60 degrees 25 minutes 19 seconds West 225.68 feet to a point; (8)  North 63 degrees 24 minutes 42 seconds West 162.15 feet to a point; (9)  North 68 degrees 00 minutes 32 seconds West 174.17 feet to a point; (10)  North 70 degrees 40 minutes 05 seconds West 107.66 feet to a point; (11)  North 67 degrees 12 minutes 22 seconds West 105.76 feet to a point; and (12)  North 60 degrees 47 minutes 50 seconds West 56.68 feet to a PK nail set; thence leaving said centerline of Old Mill Road and running North 03 degrees 03 minutes 52 seconds East 50.00 feet to a capped pin set; thence continuing North 03 degrees 03 minutes 52 seconds east 293.47 feet to a capped pin set at the southwest corner of lands now or formerly of Cecil A. Moore (N.D.S. 30/589); thence running with the same, North 87 degrees 29 minutes 06 seconds East 612.34 feet to a capped pin set; thence continuing by the same, along an existing fence line,

North 07 degrees 08 minutes 02 seconds West 699.24 feet to a capped pin set at a point on the division line between the States of Maryland and Pennsylvania, and on a line of lands now or formerly of The Nature Conservancy, as described in a deed found among the Land Records of Lancaster County, Pennsylvania, in Deed Book No. 5230, folio 117; thence running in part with the same, along the division line between the States of Maryland and Pennsylvania, and in part by other lands of Frederick R. Cronmiller and Helen Cronmiller, as described in a deed found among the Land Records of Lancaster County, Pennsylvania, in Deed Book M, Volume 54, folio 744, North 89 degrees 18 minutes 23 seconds East 2,421.70 feet to a capped pin set on a line of lands now or formerly of The Atlantic Seaboard Corporation (W.A.S. 134/338 - Parcel No. 2), South 02 degrees 32 minutes 33 seconds West 17.91 feet to a capped pin set on a line of lands now or formerly of The Columbia Gas Transmission Corporation (W.L.B. 949/094; thence running with the same, North 67 degrees 24 minutes 27 seconds West 1.85 feet to a capped pin set; thence South 02 degrees 51 minutes 08 seconds West 73.45 feet to a capped pin set; thence continuing by the same, in part, and by lands now or formerly of Atlantic Seaboard Corporation (W.A.S. 134/338 - Parcel No. 1), South 61 degrees 19 minutes 27 seconds East 290.21 feet to the place of beginning:  Containing 97.345 acres of land more or less.

BEING the same real estate conveyed to Rock Springs Generation, LLC, by deed from Frederick E. Cronmiller and Helen Cronmiller, dated January 27, 2001, recorded in the Land Records of Cecil County, Maryland, in Liber 959, folio 719.

Parcels 1 and 2 are also the same lots of ground which by Deed dated May 11, 2001 and recorded among the Land Records of Cecil County in Liber 1000, folio 519 were granted and conveyed by Rock Springs Generation, LLC to Outwater Funding, Limited Partnership as to a undivided 1/3 interest.  All that lot of ground situate in Cecil County, State of Maryland.

LESS AND EXCEPT that parcel of land conveyed by deed dated December 4, 2001 by Rock Springs Generation, LLC and Outwater Funding, Limited  Partnership to Board of Commissioners of Cecil County and recorded among the land deeds of Cecil County, Maryland in Book 1735, page 234.

SUBJECT, however to all existing exceptions, reservations, conditions, restriction, covenants, agreements, limitations and waivers that may apply to the property or any part thereof.

PARCEL THREE:

All that tract or parcel of land situate in the Eighth Election District of Cecil County, State of Maryland, on the Northerly side of, and back from, a public road running Northwesterly from Rock Springs in the State of Maryland leading toward the Pennsylvania line, which is more particularly described as follows:

Beginning for the same at a stake in the Mason-Dixon line at the Northeasterly corner of land now or formerly of W. West Foster; and running thence by and with said Mason-Dixon line Southwesterly corner of land now or formerly of Burkins; thence by and with said Burkins land the following two courses and distances; (1) South 05 degrees 43 minutes East 699.00 feet to a stake; and (2) North 88 degrees 53 minutes West 612.00 feet to a railroad spike in the Easterly line of the aforementioned Foster land; thence by and with said Foster land North 04 degrees 11 minutes East 676.68 feet to the place of beginning; containing 8.83 acres of land, more or less.

TOGETHER WITH the use of the 30.00 foot right-of-way over the Foster Land for the purposes of ingress, egress and regress to and from the hereinbefore described land to and from the public road, and for the installation of utility lines.

And being the same property conveyed to Old Dominion Electric Cooperative, a Virginia utility aggregation corporation, by deed from Cecil A. Moore and Gail S. Moore, dated May 6, 2014, and recorded May 8, 2014, in the Land Records of Cecil County, Maryland in Liber 3568, folio 103.

PARCEL FOUR:

All that lot or parcel of ground situate and lying in the Eighth Election District of  Cecil County, State of Maryland, being more particularly described as:

Beginning for the same at a point in the centerline of Old Mill Road also known as Pleasant Grove Road and on the original outline of the land of which the parcel now being described is a part; thence running in the centerline of Old

Mill Road North 61 degrees 10 minutes 10 seconds West 218.10 feet and North 62 degrees 43 minutes 10 seconds West 440.71 feet; thence leaving Old Mill Road and binding along the Easterly outline of the land previously conveyed to the Grantee by Deed dated February 12, 1984, and recorded among the Land Records of Cecil County at Liber NDS No. 133, folio 379; North 00 degrees 50 minutes 00 seconds West 746.21 feet to intersect the Maryland-Pennsylvania Line; thence  binding along said line North 89 degrees 10 minutes and 00 seconds East 434.73 feet to the Mason-Dixon stone on the said line and there continuing the same course North 89 degrees 10 minutes and 00 seconds East 195.69 feet to a point on the before mentioned Easterly outline of the original tract; thence binding thereon South 01 degrees 59 minutes 00 seconds West 1,063.09 feet to the point of beginning; containing 12.6069 acres more or less according to a survey by APR Associates, Inc. dated January 27, 1988.

And being the same property conveyed to Old Dominion Electric Cooperative, a Virginia utility aggregation cooperative, a/k/a Old Dominion Electric Cooperative, Inc., by deed from Bruce Wayne Justice and Charlotte I. Justice, dated June 3, 2014, and recorded June 17, 2014, among the Land Records of Cecil County in Liber  3583, folio 121.

Interest in Ground Lease:

ALL right, title and interest of Grantor in and to that certain Ground Lease Agreement dated as of December 18, 2002, by and between Rock Springs Generation, LLC, a Virginia limited liability company and CED Rock Springs, Inc., a Delaware corporation (collectively, “Lessor”) and Rock Springs Generation, LLC, as Lessee, a Memorandum of which Ground Lease Agreement is recorded at Book 1293, page 034 of the Land Records of Cecil County, Maryland.

Interest in Ownership Agreement:

ALL right, title and interest of Grantor under the Amended and Restated Rock Springs Construction and Ownership Agreement between CED Rock Springs, Inc., a Delaware corporation, Rock Springs Generation, LLC, a Virginia limited liability company and Old Dominion Electric Cooperative, a Virginia utility aggregation cooperative dated as of October 31, 2001, which is recorded in the Land Records of Cecil County kin Book 1292, Page 567.

PARCEL FOUR

Description of lands situate in the Eighth Election District of Cecil County, Maryland. Said lands being shown as Lot 2 on a minor subdivision plan entitled Minor Subdivision for Lands of Old Dominion Electric Cooperative & Essential Power Rock Springs, LLC as prepared by Northern Bay Land Planning Engineering and Surveying Corporation, dated August 26, 2015 as recorded in the Office of the Recorder of Deeds in and for Cecil County, Maryland in Plat Cabinet PC No. 1118, at folio 2 and being further indexed as Minor Subdivision No. 4017, with said lands being more particularly described as follows to wit:

Beginning for the same at the southwest corner of the herein described parcel with said point of beginning also being located on the northerly right of way line of Old Mill Road as conveyed in fee simple to the Board of County Commissioners of Cecil County and described in a deed found among the Land Records of Cecil County, Maryland in Liber W.L.B. No. 1735 at folio 234. Said point of beginning is further described as being located on a line of lands now or formerly of Old Dominion Electric Cooperative as described in a deed found among the Land Records of Cecil County, Maryland in Liber D.W.L. No. 3583 at folio 121 and is further situated at positional coordinates N 748,366.3579 E 1,546,877.3661 as referenced to the Maryland State Plane Coordinate System; thence leaving said point of beginning and in accordance with a survey by Northern Bay Land Planning, Engineering and Surveying Corporation, with the courses herein based upon the Maryland State Plane Coordinate System (NAD 83/1991) the following courses and distances: binding along said lands now or formerly of said Old Dominion Electric Cooperative, North 03°03'52" East a distance of 16.58 feet to a capped pin set; thence continuing by the same, North 03°03'52" East a distance of 293.47 feet to a capped pin set at the southwest corner of other lands now or formerly of Old Dominion Electric Cooperative as described in a deed found among the Land Records of Cecil County, Maryland in Liber D.W.L. No. 3568 at folio 103 ; thence running by and with the same, North 87°29'06" East a distance of 612.34 feet to a capped pin set; thence continuing by and with said lands now or formerly of Old Dominion Electric Cooperative and along an existing fence line, North 07°08'02" West a distance of 699.24 feet to a capped pin set at a point on the division line between the State of Maryland and the Commonwealth of Pennsylvania and on the line of lands now or formerly of Lancaster County Conservancy as described in a deed found among the Land Records of

Lancaster County, Pennsylvania in Deed Record 5349580; thence running by and with said division line between the State of Maryland and the Commonwealth of Pennsylvania and lands of the aforesaid Lancaster County Conservancy (Deed Record 5349580) in part and in part by lands now or formerly of the Rock Springs Generation LLC and CED Rock Springs, Inc. as described in the following deeds found among the Land Records of Lancaster County, Pennsylvania: Deed Book No. 6946 at folio 483, Deed Record 5141520 and, Deed Record 5141521, North 89°18'23" East a distance of 2,421.70 feet, to a capped pin set at the northwesterly corner of lands now or formerly of Atlantic Seaboard Corporation as described in a deed found among the Land Records of Cecil County, Maryland in Deed Book W.A.S. 134, at folio 338 being Parcel No. 2 of said deed; thence, running by and with the same South 02°32'33" West a distance of 17.91 feet to a capped pin set in the line of lands now or formerly of Columbia Gas Transmission Corporation as described in a deed recorded among the Land Records of Cecil County, Maryland in W.L.B. 949, at folio 94; thence, running by and with the same, North 67°24'27" West a distance of 1.85 feet to a capped pin set; thence, continuing by and with the same, South 02°51'08" West a distance of 73.45 feet to a capped pin set; thence, continuing by and with the same in part and, running by and with other lands now or formerly of the aforementioned Atlantic Seaboard Corporation as recorded in the Land Records in and for Cecil County, Maryland in Deed Book W.A.S. 134. at folio 338, being Parcel No. 1 of said deed, South 61°19'27" East a distance of 290.21 feet to a capped pin set on the northwesterly right-of-way line of U.S. Route 222 (Rock Springs Road); thence running by and with the same South 28°40'33" West a distance of 807.46 feet to a point; thence, thence leaving said right-of-way line and running by and with lands of Lot No. 1 as shown on the above referenced Minor Subdivision Plan for lands of Old Dominion Electric Cooperative & Essential Power Rock Springs, LLC, the following fifteen (15) courses and distances:

1.North 31°42'32" West a distance of 446.37 feet to a point; thence

2.North 41°18'29" West a distance of 70.17 feet to a point; thence,

3.North 33°00'06" West a distance of 101.81 feet to a point; thence,

4.North 45°34'39" West a distance of 180.31 feet to a point; thence,

5.North 86°54'43" West a distance of 504.56 feet to a point; thence,

6.South 78°38'32" West a distance of 227.89 feet to a point; thence,

7.South 38°40'37" West a distance of 52.33 feet to a point; thence,

8.South 00°01'07" West a distance of 185.05 feet to a point; thence,

9.South 24°06'00" West a distance of 30.88 feet to a point; thence,

10.South 00°04'01" West a distance of 470.25 feet to a point; thence,

11.South 89°34'51" West a distance of 221.38 feet to a point; thence,

12.South 39°28'02" West a distance of 142.20 feet to a point; thence,

13.South 45°00'00" West a distance of 271.50 feet to a point; thence,

14.North 45°00'00" West a distance of 23.83 feet to a point; thence,

15.South 45°00'00" West a distance of 241.41 feet to a point on the northeasterly right-of-way line of Old Mill Road as conveyed in fee simple to the Board of County Commissioners of Cecil County and as described in a deed found among the Land Records of Cecil County, Maryland in Liber W.L.B. No. 1735 at folio 234; thence, running by and with the same by the following seven (7) courses and distances:

1.North 60°39'25" West - 149.23 feet to a point; thence,

2.North 60°25'19" West - 226.31 feet to a point; thence,

3.North 63°24'42" West - 164.14 feet to a point: thence.

4.North 68°00'32" West - 176.06 feet to a point; thence,

5.North 70°40'05" West - 107.45 feet to a point; thence,

6.North 67°12'22" West - 103.17 feet to a point; thence,

7.North 60°47'50" West - 69.72 feet to the place of beginning.

Containing 49.879 acres of land, more or less

LANCASTER COUNTY, PA

ALL that tract of parcel of land situate in the Township of Fulton, County of Lancaster, Commonwealth of Pennsylvania, said lands being shown on "Parcel No. 2" on a plat entitled "Boundary Survey Plan for lands of Frederick E. Cronmiller and Helen Cronmiller", as prepared by Northern Bay Land Planning, Engineering and Surveying Corporation, dated January 15, 2001, said lands being more particularly described, as follows:

BEGINNING for the same at an iron pin found at the westerlymost corner of the herein described parcel, being a common corner of lands now or formerly of The Nature Conservancy, as directed in a Deed found among the Land Records of Lancaster County, Pennsylvania, in Deed Book 5230, Folio 117; thence running with the same, North sixty-three degrees forty-nine minutes eighteen seconds East (N 63 degrees 49' 18" W) seven hundred eighty-three and ninety-three hundredths (783.93) feet to an iron pin found; thence continuing by the same, North sixty-three degrees forty-nine minutes eighteen seconds East (N 63 degrees 49' 18" E) fifty-four and twenty-seven hundredths (54.27) feet to a point located on the north side of Mason Dixon Road (TR 301); thence crossing said Mason Dixon Road (TR 301) and running South forty-eight degrees ten minutes forty-two seconds East (S 48 degrees 10' 42" E) one thousand twenty-two and thirty-four hundredths (1,022.34) feet to a capped pin set on the southerly side of Mason Dixon Road; thence running North eighty-seven degrees thirty-six minutes forty-seven seconds East (N 87 degrees 36' 47" E) one hundred eleven and thirty-nine hundredths (111.39) feet to a PK nail set in the bed of Mason Dixon Road (TR 301); thence running with lands now or formerly of The Manufacturers Light and Heat Co. (M-52-60), South two degrees thirty-three minutes three seconds West (S 02 degrees 33' 03"W) twenty-nine and thirty-four hundredths (29.34) feet to a capped pin set; thence continuing by the same, South two degrees thirty-two minutes thirty-three seconds West (S 02 degrees 32' 33" W) seventy-nine and eighty-three hundredths (79.83) feet to a capped pin set on the dividing line of the States of Pennsylvania and Maryland; thence binding along the same, and by other lands now or formerly of Frederick R. Cronmiller and Helen Cronmiller, South eighty-nine degrees eighteen minutes twenty-three seconds West (S 89 degrees 18' 23" W) one thousand two hundred ten and sixty-six hundredths (1,210.66) feet to a point being a common corner of the herein described tract and lands now or formerly of the aforementioned The Nature  Conservancy (5320/117); thence running with the same, North forty-three degrees thirty-four minutes four seconds West (N 43 degrees 34' 04" W) ten and sixty-three hundredths (10.63) feet to a field stone found; thence continuing with the same North forty-three degrees thirty-four minutes four seconds West (N 43 degrees 34' 04" W) five hundred eighty-four and twenty-one hundredths (584.21) feet to the place of beginning.

BEING the same real estate conveyed to Rock Springs Generation, LLC, in fee, by deed from Frederick R. Cronmiller and Helen Cronmiller, husband and wife, dated January 17, 2001, recorded February 9, 2001, in Lancaster County, Pennsylvania, in Record Book 6946 page 483.

SUBJECT, however to all existing exceptions, reservations, conditions, restriction, covenants, agreements, limitations and waivers that may apply to the property or any part thereof.

DESCRIPTION OF PERMANENT EASEMENT TO BE CONVEYED THROUGH THE LANDS OF SCOTT K. BRINTON AND KATHERINE E. BRINTON

Beginning for the same at a point (N 153,820.09, E 2,401,573.20) being located at the end of the 1st or North 55°07’15” East – 47.03 foot line of lands having been conveyed to G. Victor Brinton to Scott K. Brinton and Katherine E. Brinton, husband and wife (the “Grantors”), by deed dated January 6, 2005 and recorded among the Land Records of Lancaster County, Pennsylvania in Instrument No. 5391253 and hereafter referred to as land of the Grantors.  Said point of beginning being a common corner with Premises No 1, Tract No. 1, Parcel No. 2 of land conveyed by Barbara E. Long Unified Credit Trust to Graywood Farms, LLC by deed dated June 1, 2006 and recorded among the Land Records of Lancaster County, Pennsylvania in Instrument No. 5528326.

Thence, leaving said point of beginning, in accordance with a survey by Northern Bay Land Planning, Engineering, and Surveying Corporation, with the courses herein based upon the Pennsylvania State Plane Coordinate (South 3702) System, (NAD 83/2011) the following courses and distances;

1) By the 2nd or South 18°40’16” East – 727.50 foot line of said lands of the Grantors, as now surveyed, South 27°12’43” East – 94.50 feet to a point located on the Northerly Right of Way Line of Riverview Road – T-459, a 40 foot wide Right of Way;

2) Thence running by the same, and running through lands of the Grantors, North 46°17’28’ West, a distance of 47.27 feet to a point of curvature for said Right of Way;

3) Thence, leaving said Right of Way Line and continuing through lands of the Grantors, North 46°17’28” West, a distance of 43.59 feet to a point located on the aforementioned 1st or North 55°07’15” East – 47.03 foot line of lands having been conveyed by G. Victor Brinton to Scott K. Brinton and Katherine E. Brinton, husband and wife, by deed dated January 6, 2005, and recorded among the Land Records of Lancaster County, Pennsylvania in Instrument No. 5391253.

4)Thence, running by the same as now surveyed, North 46°35’32” East, a distance of 30.93 feet to the point of beginning of the herein described permanent easement.

Containing 1,403 square feet or 0.032 acres of land more or less.

Being a part of the land which was conveyed to Scott K. Brinton and Katherine E. Brinton, husband and wife, by deed dated January 6, 2005, and recorded among the Land Records of Lancaster County, Pennsylvania in Instrument No. 5391253.

The above described fifty foot wide (50’) Permanent Easement to be conveyed is shown on a Plan entitled “Plan for Easement across Property of Scott K. Brinton and Katherine E. Brinton” dated August 14, 2013, and recorded with that certain Deed of Easement dated January 9, 2014, and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 6130094.

DESCRIPTION OF PERMANENT EASEMENT TO BE CONVEYED THROUGH THE LANDS OF ROBERT E. KIRK

Easement Area A:

Beginning for the same at a point located on the northwesterly right-of-way line of Township Road T-311 (Black Barren Road), at 33 feet wide, at positional coordinates N 150,439.66, E 2,407,005.35 as referenced to the Pennsylvania State Plane Coordinate System, South Zone (3702); thence, leaving said point of beginning and crossing over and through lands having been conveyed to Robert E. Kirk by deed dated May 10, 2011 as recorded in the Office of Recorder of Deeds and for Lancaster County, Pennsylvania as Instrument No. 5932768, being referenced in said deed as Tract No. 5 and hereinafter being referred to as “Grantor” and, in accordance with a survey by Northern Bay Land Planning, Engineering, and Surveying Corporation, with the courses herein based upon the aforesaid Pennsylvania State Plane Coordinate System, South Zone (3702), (NAD 83/2011) the following coursed and distances:

1) By a line running through and across lands of the Grantor, North 29°27’40” West, a distance 22.39 feet to a point;

2) Thence, continuing through and across lands of the Grantor, North 79°02’18” West, a distance of 233.62 feet to a point on the easterly right-of-way line of Township Road T-531 (Pilottown Road), at 40 feet wide;

3)Thence, by and with the aforesaid easterly right-of-way line of Township Road T-531 (Pilottown Road), at 40 feet wide, North 03°32’08” East, a distance of 50.42 feet to a point:

4)Thence, leaving the aforesaid easterly right-of-way line of Township Road T-531 (Pilottown Road) and running back through and across lands of the Grantor, South 79°02’18” East, a distance of 263.23 feet to a point;

5)Thence, continuing through and across lands of the Grantor, South 29°27’40” East, a distance of 44.60 feet to a point on the aforementioned northwesterly right-of-way line of Township Road T-311 (Black Barren Road), at 33 feet wide;

6)Thence, by and with the aforesaid northwesterly right-of-way line of Township Road T-311 (Black Barren Road), at 33 feet wide, South 52°32’09” West, a distance of 50.01 feet to the place of beginning;

Containing 14,095 square feet or 0.324 acres of land more or less.

Being a part of the lands which was conveyed unto the Grantor by Deed dated May 10, 2011, and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 5932768.

The above described fifty foot wide (50’) Permanent Easement to be conveyed is shown on a Plan entitled “Plan for Easement across Property of Robert E. Kirk dated April 15, 2014, and denoted on said plan as Easement Area A and recorded with the Deed of Easement dated July 11, 2014, and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 6173038.

Easement Area B:

Beginning for the same at a point located on the northeasterly right-of-way line of Township Road T-459 (Riverview Road) at positional coordinates N 150,602.35, E 2,406,517.94 as referenced to the Pennsylvania State Plane Coordinate System, South Zone (3702); thence, leaving said point of beginning and crossing over and through lands having been conveyed to Robert E. Kirk by deed dated May 10, 2011 as recorded in the Office of the Recorder of Deeds and for Lancaster County, Pennsylvania as Instrument No. 5932768, being referenced in said deed as Tract No. 5 and hereinafter being referred to as “Grantor” and, in accordance with a survey by Northern Bay Land  Planning, Engineering and Surveying Corporation, with the courses herein based upon the aforesaid Pennsylvania State Plane Coordinate System, South Zone (3702), (NAD 83/2011) the following courses and distances:

1)By a line running through and across lands of the “Grantor”, South 79°02’18” East, a distance of 214.46 feet to a point on the westerly right-of-way line of Township Road T-351 (Pilottown Road), at 40 feet wide;

2)Thence, by and with the aforesaid westerly right-of-way line of Township Road T-351 (Pilotttown Road), at 40 feet wide, South 03°32’08” West, a distance of 50.42 feet to a point:

3)Thence, leaving the aforesaid westerly right-of-way line of Township Road T-351 (Pilottown Road), and running back through and across lands of the “Grantor”, North 79°02’18” West, a distance of 160.10 feet to a point on the aforementioned northeasterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide;

4)Thence, by and with the aforesaid northeasterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, North 39°38’28” West, a distance of 78.78 feet to the place of beginning.

Containing 9,364 square feet or 0.215 acres of land more or less.

Being a part of the lands which was conveyed unto the “Grantor” herein by Deed dated May 10, 2011, and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 5932768.

The above described fifty foot wide (50’) Permanent Easement to be conveyed is shown on a Plan entitled “Plan for Easement across Property of Robert E. Kirk dated April 15, 2014, and denoted on said plan as Easement Area B and recorded with that certain Deed of Easement dated July 11, 2014, and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 6173038.

DESCRIPTION OF PERMANENT EASMENT TO BE CONVEYED THROUGH THE LANDS OF SCOTT K. BRINTON AND KATHERINE E. BRINTON

Beginning for the same at a point located on the division line between lands having been conveyed to Scott K. Brinton and Katherine E. Brinton by deed dated December 30, 2004, and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania, as Instrument No. 5388646, and hereinafter being referred to as lands of the “Grantor”, and lands now or formerly of Exelon Generation Co., LLC (formerly known as the Philadelphia Electric Power Company), as also recorded in the aforementioned Office of the Recorder of Deeds, in Deed Book F, Volume 29, Page 376; said point being further located at positional coordinates N 153,640.49, E 2,397,466.69 as referenced to the Pennsylvania State Plane Coordinate System, South Zone (3702) and, North 36°24’29” East, a distance of 51.62 feet from a slate stone found at the southwesterly end of the aforesaid division line being a common corner for lands of the Grantors and lands now of formerly of Exelon Generation Co., LLC;

Thence, leaving said point of beginning and in accordance with a survey by Northern Bay Land Planning, Engineering, and Surveying Corporation, with the courses herein based upon the Pennsylvania State Plane Coordinate System, South Zone (3702)(NAD 83/2011) the following courses and distances:

1)By and with above mentioned division line between lands of the Grantors and lands now or formerly of Exelon Generation Co., LLC (formerly the Philadelphia Electric Power Company), North 36°24’29” East, a distance of 107.86 feet to a point;

2)Thence, leaving said division line between lands of the Grantors and lands now or formerly of Exelon Generation Co., LLC and running through and across lands of the said Grantors, by a curve to the right, having a radius of 437.20 feet and a chord of North 73°39’24” East, a distance of 55.12 feet, an arc distance of 55.15 feet to a point;

3)Thence, continuing through and across lands of the Grantors, North 77°16’15” East, a distance of 68.26 feet to a point;

4)Thence, continuing through and across lands of the Grantors, by a curve to the right having a radius of 257.38 feet and a chord of North 86°50’10” East – 85.53 feet, an arc distance of 85.93 feet to a point;

5)Thence, continuing through and across lands of the Grantors, South 83°35’59” East, a distance of 41.10 feet to a point;

6)Thence, continuing through and across lands of the Grantors, by a curve to the right having a radius of 235.45 feet and a chord of South 63°40’20” East – 160.70 feet, an arc distance of 164.00 feet to a point;

7)Thence, continuing through and across lands of the Grantors, by a curve to the left having a radius of 90.85 feet and a chord of South 63°32’45” East – 61.63 feet, an arc distance of 62.88 feet to a point;

8)Thence, continuing through and across lands of the Grantors, South 83°22’24” East, a distance of 107.55 feet to a point;

9)Thence, continuing through and across lands of the Grantors, South 46°32’53” East, a distance of 517.16 feet to a point;

10)Thence, continuing through and across lands of the Grantors, South 79°06’20” East, a distance of 480.50 feet to a point;

11)Thence, continuing through and across lands of the Grantors, South 74°22’50” East, a distance of 180.69 feet to a point;

12)Thence, continuing through and across lands of the Grantors, North 48°59’17” East, a distance of 638.52 feet to a point;

13)Thence, continuing through and across lands of the Grantors, North 54°52’51” East, a distance of 1,471.19 feet to a point on the southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide;

14)Thence running by and with the said right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, by a curve to the right having a radius of 934.91 feet and a chord of South 61°18’01” East – 55.72 feet, an arc distance of 55.73 feet to a point;

15)Thence, leaving the aforesaid right-of-way line of Township T-459 (Riverview Road) and running back through and across lands of the Grantors, South 54°52’51’ West, a distance of 1,493.20 feet to a point;

16)Thence, continuing back through and across lands of the Grantors, South 48°59’17” West, a distance of 662.88 feet to a point;

17)Thence, continuing back through and across lands of the Grantors, North 74°22’50” West, a distance of 205.57 feet to a point;

18)Thence, continuing back through and across lands of the Grantors, North 79°06’20” West, a distance of 493.04 feet to a point;

19)Thence, continuing back through and across lands of the Grantors, North 46°32’53” West, a distance of 515.12 feet to a point;

20)Thence, continuing back through and across lands of the Grantors, North 83°22’24” West, a distance of 90.91 feet to a point;

21)Thence, continuing back through and across lands of the Grantors, by a curve to the right having a radius of 140.85 feet and a chord of North 63°32’45” West – 95.55 feet, an arc distance of 97.49 feet to a point;

22)Thence, continuing back through and across lands of the Grantors, by a curve to the left having a radius of 185.45 feet, and a chord of North 63°40’20” West – 126.58 feet, an arc distance of 129.17 feet to a point;

23)Thence, continuing back through and across lands of the Grantors, North 83°35’59” West, a distance of 41.12 feet to a point;

24)Thence, continuing back through and across lands of the Grantors, by a curve to the left having a radius of 207.38 feet and a chord of South 86°50’10” West – 68.91 feet, an arc distance of 69.23 feet to a point;

25)Thence, continuing back through and across lands of the Grantors, South 77°16’15” West, a distance of 68.26 feet to a point;

26)Thence, continuing back through and across lands of the Grantors, by a curve to the left having a radius of 387.20 feet and a chord of South 68°47’56” West – 114.09 feet, an arc distance of 114.50 feet to a point;

27)Thence, continuing back through and across lands of the Grantors, South 60°19’37” West, a distance of 24.81 feet to the place of beginning.

Containing 196,825 square feet or 4.519 acres of land more or less.

Being a part of land which was conveyed unto the Grantors by Deed dated December 30, 2004, and recoded among the Land Records of Lancaster County, Pennsylvania as Instrument No. 5388646.

The above described fifty foot wide (50’) Permanent Easement to be conveyed is shown on a Plan entitled “Plan for Easement across Property of Scott K. Brinton and Katherine E. Brinton” dated July 7, 2014, and recorded with that certain Deed of Easement dated August 11, 2014, and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 6173037.

Description of lands now or formerly of the Rock Springs Generation, LLC and CED Rock Springs, Inc., situate in the Township of Fulton, County of Lancaster, Commonwealth of Pennsylvania. Said lands being shown on a minor subdivision plan entitled Minor Subdivision for Lands of Old Dominion Electric Cooperative & Essential Power Rock Springs, LLC as prepared by Northern Bay Land Planning Engineering and Surveying Corporation, dated August 26, 2015 as recorded in the Office of the Recorder of Deeds in and for Cecil County, Maryland in Plat Cabinet PC No. 1118, at folio 2  and being further indexed as Minor Subdivision No. 4017, with said lands being more particularly described as follows to wit:

Beginning for the same at an iron pin found at the westernmost corner of the herein described parcel, being a common corner of lands now or formerly of Lancaster County Conservancy, as described in a deed found among the Land Records of Lancaster County, Pennsylvania in Deed Record 5349580; thence running with the same, North 63°49’18” East - 783.93 feet to an iron pin found; thence continuing by the same, North 63°49’18” East - 54.27 feet to a point located on the north side of Mason Dixon Road (TR 301); thence running back through and across said Mason Dixon Road (TR 301), South 48°10’42” East - 1,022.34 feet to a capped pin set on the Southerly side of Mason Dixon Road; thence running North 87°36’47” East - 111.39 feet to a PK nail set in the bed of Mason Dixon Road (TR 301); thence running with lands now or formerly of The Manufacturers Light and Heat Co. as described by a deed found in the Land Records of Lancaster County, Pennsylvania in Deed Book M, Volume 52, Page 60, South 02°32’33” West -

29.34 feet to a capped pin set; thence continuing by the same, South 02°32’33” West - 79.83 feet to a capped pin set on the division line between the State of Maryland and the Commonwealth of Pennsylvania; thence running by and with said division line and, by Lot No. 2 as shown on the above referenced Minor Subdivision for Lands of Old Dominion Electric Cooperative and Essential Power Rock Springs, LLC, South 89°18’23” West - 1,210.66 feet to a point; thence, running by and with lands now or formerly of  the aforementioned Lancaster County Conservancy (D.R. 5349580); North 43°34’04” West - 10.63 feet to a field stone found; thence continuing with the same, North 43°34’04” West - 584.21 feet to the place of beginning.

Containing 16.751 acres of land, more or less.

EXELON EASEMENT

BEGINNING for the same at a slate stone found at a common corner for lands having been conveyed to Exelon Generation Company, LLC (formerly, Philadelphia Electric Power Company) by certain deeds dated February 27, 1926 and July 19, 1928 as recorded in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania in Deed Book X, Volume 27, Page 273.  (Tract No. 1) and Deed Book F, Volume 29, Page 376, respectively, and hereinafter being referred to as lands of the Grantors, and lands now or formerly of Scott K. Brinton and Katherine E. Brinton by deed dated December 30, 2004 as also recorded among the land records in the aforesaid Office of Recorder of Deeds as Instrument No. 5388646; the said slate stone being further located at positional coordinates N 153,598.95 E 2,397,436.05 as referenced to the Pennsylvania State Plane Coordinate System, South Zone (3702):

Thence, leaving said point of beginning and in accordance with a survey by Northern Bay Land Planning, Engineering, and Surveying Corporation, with the courses herein based upon the Pennsylvania State Plane Coordinate System, South Zone (3702) (NAD 83/ 2011) the following courses and distances:

1)By and with the division line between lands of the said Grantors and lands now or formerly of the aforementioned Scott K. Brinton and Katherine E. Brinton, by a curve to the right having a radius of 6,993.04 feet and a chord of South 08°34’47” East – 6.80 feet, an arc distance of 6.80 feet to a point;

2)Thence, continuing by and with said division line, by another cure to the right having a radius of 3,623.40 feet and a chord of South 05°01’07” East – 446.62 feet, an arc distance of 446.90 feet to a point;

3)Thence, continuing by and with the aforesaid division line, by another curve to the right having a radius of 1,623.00 feet and a chord of South 03°46’23” West - 297.48 feet, an arc distance of 297.90 feet to a point;

4)Thence, continuing by and with the aforesaid division line, South 09°01’53” West a distance of 28.32 feet to a point;

5)Thence, leaving said division line between lands of the Grantors and the aforesaid lands now or formerly of Scott K. Brinton and Katherine E Brinton and running over, through and across lands of said Grantors, South 86°41’23” West a distance of 293.90 feet to a point on the easterly line of lands now or formerly of The Philadelphia, Baltimore and Washington Railroad Company as conveyed by deed dated April 23, 1946 and recorded in the aforesaid Office of Recorder of Deeds in and for Lancaster County, Pennsylvania in Deed Book U, Volume 37, Page 380;

6)Thence, by and with the aforesaid easterly line of said railroad, being a 60 foot wide strip of land with said easterly line measuring 22.50 feet distant from and parallel to the physical centerline of the existing railroad track, North 07°43’19” East a distance of 18.53 feet to a point;

7)Thence, continuing by and with the aforesaid easterly line of said railroad, by a curve to the left having a radius of 2,322.01 feet and a chord of North 00°28’04” East – 586.41 feet, an arc distance of 587.98 feet to a point;

8)Thence, continuing with the aforesaid easterly line of said railroad, 22.50 feet from and parallel to the centerline of the existing railroad track North 06°47’11” West, a distance of 347.66 feet to a point;

9)Thence, leaving the aforesaid easterly line of said railroad, and crossing back through, over and across lands of the Grantors, North 83°12’08” East a distance of 7.64 feet to a point;

10)Thence, continuing back through, over and across lands of the Grantors, South 06°39’32” East a distance of 187.05 feet to a point;

11)Thence, continuing through, over and across lands of the Grantors, North 65°02’05” East a distance of 27.56 feet to a point;

12)Thence, continuing through, over and across lands of the Grantors, North 45°55’30” East a distance of 349.08 feet to a point;

13)Thence, continuing through, over and across ands of the Grantors, North 58°13’22” East a distance of 112.59 feet to a point;

14)Thence, continuing through, over and across lands of the Grantors, North 74°14’48” East a distance of 133.96 feet to a point on the division line between lands of the Grantors and lands now or formerly of G. Victor Brinton and Nancy H. Brinton as recorded in the Office of Recorder of Deeds in and for Lancaster County,

Pennsylvania as Deed Record 5767545;

15)Thence, by the same, South 27°31’11” East a distance of 16.83 feet to a point, a common corner with lands now or formerly of the aforesaid Scott K. Brinton and Katherine E. Brinton as recorded in the aforesaid Office of Recorder of Deeds as Deed Record 5388646;

16)Thence, by and with said lands of Scott K. and Katherine E. Brinton, South 36°24’29” West a distance of 381.29 feet to the place of beginning.

Containing 288,651 square feet or 6.627 acres of land more or less.

GRAYWOOD REALTY EASEMENT

BEGINNING for the same at a point (N 149,126.38 E 2,409,103.35) located at the intersection of the northwesterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, with the northeasterly right-of-way line of T-434 (Cornwall Lane), at 33 feet wide;

Thence, leaving the said point of beginning and crossing over and through lands having been conveyed to Graywood Realty, LP by deed dated December 29, 2005 and recorded in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 5494166; said lands being referenced in said deed as Tract No. 2, for which the herein described easement is a part, and being hereinafter referred to as lands of the Grantor, and in accordance with a survey by Northern Bay Land Planning, Engineering, and Surveying Corporation, with the courses herein based upon the Pennsylvania State Plane Coordinate (South 3702) System, (NAD 83/2011) the following courses and distances:

1)Thence, running by and with the southwesterly outlines of the herein described permanent easement and the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, North 71°09’14” West, a distance of 661.95 feet to a point;

2)Thence continuing by and with the said southwesterly outlines of the herein described easement and the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, North 72°13’45” West, a distance of 316.31 feet to a point of curvature;

3)Thence, continuing by and with the said southwesterly outlines of the herein described easement and the aforesaid northeasterly right-of-way Line of Township Road T-434 (Cornwall Lane), at 33 feet wide, by a curve to the right having a radius of 998.99 feet and a chord of North 65°06’19” West – 247.78 feet, an arc distance of 248.42 feet to a point;

4)Thence, continuing by and with the said southwesterly outlines of the herein described easement and the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, North 57°58’53” West, a distance of 411.62 feet to a point;

5)Thence, continuing by and with the said southwesterly outlines of the herein described easement and the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, North 58°27’07” West, a distance of 294.39 feet to a point;

6)Thence, continuing by and with the said southwesterly outlines of the herein described easement and the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, North 57°02’56” West, a distance of 90.85 feet to a point;

7)Thence, leaving the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), and crossing though lands of the Grantor with the southwesterly outline of the herein described easement, North 29°27’40” West, a distance of 514.82 feet to a point on the southeasterly right-of-way line of Township Road T-311 (Black Barren Road), at 33 feet wide;

8)Thence, by and with the aforesaid southeasterly right-of-way line of Township Road T-311 (Black Barren Road), at 33 feet wide, North 59°32’09” East, a distance of 50.01 feet to a point on the northeasterly outline of the herein described permanent easement;

9)Thence, leaving the aforesaid southeasterly right-of-way line of Township Road T-31 (Black Barren Road), and running by and with the aforesaid northeasterly outline of the herein described permanent easement, through lands of the Grantor, South 29°27’40” East, a distance of 503.42 feet to a point located 50 feet, as measured perpendicularly, from the aforementioned northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide;

10)Thence, continuing through lands of the Grantor, by and with the northeasterly outlines of the herein described easement and, running parallel with and 50 feet, as measured perpendicularly, from the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, South 57°02’56” East, a distance of 77.96 feet to a point;

11)Thence, continuing through lands of the Grantor, by and with the northeasterly outlines of the herein described easement and, running parallel with and 50 feet, as measured perpendicularly, from the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, South 58°27’07” East, a distance of 293.98 feet to a point;

12)Thence, continuing through lands of the Grantor, by and with the northeasterly outlines of the herein described easement and, running parallel with and 50 feet, as measured perpendicularly, from the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, South 57°58’53” East, a distance of 411.82 feet to a point of curvature;

13)Thence, continuing through lands of the Grantor, by and with the northeasterly outlines of the herein described easement and, running parallel with and 50 feet, as measured perpendicularly, from the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, by a curve to the left having a radius of 948.99 feet and a chord of South 65°06’19” East – 235.38 feet, an arc distance of 235.99 feet to a point of tangency;

14)Thence, continuing through lands of the Grantor, by and with the northeasterly outlines of the herein described easement and, running parallel with and 50 feet, as measured perpendicularly, from the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, South 72°13’45” East, a distance of 316.77 feet to a point;

15)Thence, continuing through lands of the Grantor, by and with the northeasterly outlines of the herein described easement and, running parallel with and 50 feet, as measured perpendicularly, from the aforesaid northeasterly right-of-way line of Township Road T-434 (Cornwall Lane), at 33 feet wide, South 71°09’34” East, a distance of 689.62 feet to a point on the aforementioned northwesterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide;

16)Thence, by and with the aforesaid northwesterly right-of-way line of Township Road T-434 (Mason-Dixon Road), at 33 feet wide, South 47°23’37” West, a distance of 56.92 feet to the place of beginning.

Containing 126,698 sq. ft. or 2.909 acres of land more or less.

GRAYBEAL EASEMENT

BEGINNING for the same at a point located on the northeasterly right-of-way line for Township Road T-303 (Mason-Dixon Road), at 33 feet wide, where said right-of-way line is intersected by the northeasterly outline of the herein described 50 feet wide permanent easement; said point being further located at positional coordinates N 147,876.09 E 2,412,944.86 as referenced to the Pennsylvania State Plane Coordinate System, South Zone (3702);

Thence, leaving said point of beginning and crossing over and through lands having been conveyed to R. Steven Graybeal and Joseph B. Graybeal, by deed dated July 13, 1976 and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania in Deed Book O, Volume 68, Page 467, being referenced in said deed as Tract No. 1 and hereinafter being referred to as lands of the Grantors and, in accordance with a survey by Northern Bay Land Planning, Engineering, and Surveying Corporation, with the courses herein based upon the aforesaid Pennsylvania State Plane Coordinate System, South Zone (3702), (NAD 83/ 2011) the following courses and distances;

1)By and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, North 67°08’08” West, a distance of 1.25 feet to a point;

2)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, North 67°50’51” West, a distance of 263.94 feet to a point;

3)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, by a curve to the right having a radius of 1,028.49 feet and a chord of North 59°33’43” West – 296.42 feet, an arc distance of 297.46 feet to a point;

4)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, North 51°16’35” West, a distance of 80.74 feet to a point;

5)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, North 49°08’37” West, a distance of 147.53 feet to a point;

6)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, by a curve to the left having a radius of 391.50 feet and a chord of North 64°54’08” West – 212.65 feet, an arc distance of 215.35 feet to a point;

7)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, North 80°39’38” West, a distance of 101.55 feet to a point;

8)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, North 82°01’05” West, a distance of 60.25 feet to a point;

9)Thence, by a curve to the left having a radius of 11,656.57 feet and a chord of North 82°54’13” West –

360.29 feet, an arc distance of 360.30 feet to a point;

10)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, North 83°47’20” West, a distance of 278.00 feet to a point;

11)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, North 83°22’07” West, a distance of 190.45 feet, to a point;

12)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, by a curve to the right having a radius of 4.650.23 feet and a chord of North 81°47’04” West – 257.09 feet, an arc distance of 257.13 feet to a point;

13)Thence, continuing by and with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, by another curve to the right having a radius of 404.13 feet and a chord of North 63°52’48” West – 227.13 feet, an arc distance of 230.23 feet to a point on the northeasterly side of the herein described permanent easement;

14)Thence, leaving the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), and running back through and across lands of the Grantors herein, with the said northeasterly side of the herein described permanent easement, South 83°57’44” East, a distance of 99.81 feet to a point located 50 feet, as measured perpendicularly, from the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road);

15)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described, by a curve to the left having a radius of 354.13 feet and a chord of South 70°26’09” East – 120.12 feet, an arc distance of 120.71 feet to a point;

16)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described, by another curve to the left having a radius of 4,600.23 feet and a chord of South 81°47’04” East – 254.33 feet, an arc distance of 254.36 feet to a point;

17)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described, South 83°22’07” East, a distance of 190.26 feet to a point;

18)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described, South 83°47’20” East, a distance of 277.82 feet to a point;

19)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described, by a curve to the right having a radius of 11,706.57 feet and a chord of South 82°54’13” East – 361.83 feet, an arc distance of 361.85 feet to a point;

20)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described, South 82°01’05” East, a distance of 60.84 feet to a point;

21)Thence, continuing back through and across hinds of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described, South 80°39’38” East, a distance of 102.14 feet to a point;

22)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way Township Road T-303 (Mason-Dixon Road), as previously described, by a curve to the right having a radius of 441.50 feet and a chord of South 64°54’08” East – 239.81 feet, an arc distance of 242.86 feet to a point;

23)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described, South 49°08’37” East, a distance of 146.60 feet to a point;

24)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of Township Road T-303 (Mason-Dixon Road), as previously described South 51°16’35” East, a distance of 79.81 feet to a point;

25)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, 50 feet from and parallel with the aforesaid northeasterly right-of-way line of

Township Road T-303 (Mason-Dixon Road), as previously described, by a curve to the left having a radius of 97.49 feet and a chord of South 59°04’11” East – 265.37 feet, an arc distance of 266.19 feet to a point;

26)Thence, continuing back through and across lands of the Grantors, with the northeasterly side of the herein described permanent easement, South 57°45’42” East, a distance of 286.43 feet to the place of beginning.

Containing 114,850 sq. ft. or 2.637 acres of land more or less.

GRAYBEAL EASEMENT

BEGINNING for the same at a point located on the southwesterly right-of-way line for Township Road T-303 (Mason-Dixon Road), at 33 feet wide, where said right-of-way line is intersected by the southerly side of the herein described 50 feet wide permanent easement; said point being further located at positional coordinates N 148,570.28 E 2,410.645.53 as referenced to the Pennsylvania State Plane Coordinate System, South Zone (3702);

Thence, leaving said point of beginning and crossing over and through lands having been conveyed to R. Steven Graybeal and Joseph B. Graybeal, by deed dated July 13, 1976 and recorded among the land records in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania in Deed Book O, Volume 68, Page 467, being referenced in said deed as tract No. 1 and hereinafter being referred to as lands of the Grantors and, in accordance with a survey by Northern Bay Land Planning, Engineering, and Surveying Corporation, with the courses herein based upon the aforesaid Pennsylvania State Plane Coordinate System, South Zone (3702), (NAD 83/ 2011) the following courses and distances:

1)By and with the aforesaid southerly side of the herein described permanent easement, North 83°57’44” West, a distance of 157.76 feet to a point on the division line between lands of the Grantors herein and lands now or formerly of Graywood Realty, LP by deed dated December 29, 2005 and recorded in the aforesaid Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 5494166 (Tract No. I);

2)Thence, by and with said division line between lands of the Grantors and lands now or formerly of Graywood Realty, LP, North 10°14’09” East, a distance 27.42 feet to a point;

3)Thence, continuing by and with the aforesaid division line between lands of the Grantors and lands now or formerly of Graywood Realty, LP, North 20° 24’14” East, 23.39 feet to a point on the northerly side of the herein described permanent easement;

4)Thence, leaving the aforesaid division line and crossing back through and across lands of the Grantors, by and with aforesaid northerly side of the herein described permanent easement, parallel with and 50 feet, as measured perpendicularly, from the above described southerly side of the herein described permanent easement, South 83°57’44” East, a distance of 82.09 feet to a point on the aforementioned southwesterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide;

5)Thence, by and with the said southwesterly right-of-way line of Township Road T-303 (Mason-Dixon Road), at 33 feet wide, by a curve to the left having a radius of 437.13 feet and a chord of South 47°34’37” East – 84.29 feet, an arc distance of 84.42 feet to the place of beginning.

Containing 5,938 sq. ft. or 0.136 acres of land more or less.

GRAYWOOD FARMS EASEMENT

BEGINNING for the same at a point on the southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, at positional coordinates N 150,553.67 E 2,406,506.33, as referenced to the Pennsylvania State Plan coordinate System, South Zone (3702), where said right-of-way line is intersected by the southerly outline of the herein described permanent easement; thence, leaving the said point of beginning and crossing over and through lands having been conveyed to Graywood Farms, LLC, by deed dated June 23, 2003 as recorded in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania as Instrument No. 5203062, being referenced in said deed as Tract No. 2, and hereinafter being referred to as Grantor and in accordance with a survey by Northern Bay Land Planning, Engineering, and Surveying Corporation, with the courses herein based upon the Pennsylvania State Plane Coordinate System, South Zone (3702), (NAD 83/2011) the following courses and distances:

1)By a line running through lands of the Grantors and along the southerly outline of the herein described easement, North 79°02’18” West, a distance of 78.78 feet to point;

2)Thence, continuing through lands of the Grantors by and with the southwesterly outlines of the herein described permanent easement, 50 feet from and parallel to the aforesaid southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, North 39°38’28” West, a distance of 687.57 feet to a point;

3)Thence, continuing through lands of the Grantors, by and with the aforesaid southwesterly outlines of the herein described permanent easement, 50 feet from and parallel to the aforesaid southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, by a curve to the left having a radius of 2,794.80 feet and a chord of North 45°09’28” West – 537.36 feet, an arc distance of 538.19 feet to a point;

4)Thence, continuing through lands of the Grantors by and with the aforesaid southwesterly outlines of the herein described permanent easement, 50 feet from and parallel to the aforesaid southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, North 50°40’28” West, a distance of 29.70 feet to a point on the division line between lands of the Grantor and lands now or formerly of PECO Energy Company (formerly Philadelphia Electric Company) as recorded in the Office of Recorder of Deeds in and for Lancaster County, Pennsylvania, in Deed Book H, Volume 59, Page 1158;

5)Thence, running by and with said division line between lands of the Grantor and lands now or formerly of PECO Energy Company, North 27°19’38” West, a distance of 126.17 feet to a point on the aforesaid southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, being also the northeasterly outline of the herein described permanent easement;

6)Thence, by and with the said northeasterly outlines of the herein described easement and the aforesaid southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, South 50°40’28” East, a distance of 145.54 feet to a point;

7)Thence, continuing by and with the aforesaid northeasterly outlines of the herein described easement and the aforesaid southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, by a curve to the right, having a radius of 2,844.80 feet and a chord of South 45°09’28” East – 546.97 feet, an arc distance of 547.82 feet to a point;

8)Thence, continuing by and with the aforesaid northeasterly outlines of the herein described easement and the aforesaid southwesterly right-of-way line of Township Road T-459 (Riverview Road), at 40 feet wide, South 39°38’28” East, a distance of 748.45 to the place of beginning;

Containing 67,432 sq. ft. or 1.548 acres of land more or less.

SURRY COUNTY

PARCEL 1:

ALL of that certain lot or parcel of land and the improvements thereon, situate in the Town of Dendron, Virginia, containing ten (10) acres, more or less, and bounded as follows:

BEGINNING at a point on the southerly side of the right of way of Surry-Sussex and Southampton Railway twenty (20) foot eastward from the line of the Paulson Tract, thence in a southerly direction in a direct line parallel to the line of the Paulson Tract, thence in a southerly direction in a direct line parallel to the line of the Paulson Tract thirteen hundred (1300) feet, more or less, to a point on the prolongation of the line forming the south boundary of the tract sold to Spratley and William Burt, three hundred forty-five (345) feet; thence in a northerly direction by a direct line parallel to the westerly line of the tract herein conveyed twelve hundred sixty-five (1265) feet, more or less, to the southerly side of the right of way of the Surry-Sussex and Southampton Railroad; thence in a westerly direction along the line of said right of way to place of beginning.

LESS AND EXCEPT all that certain lot or parcel of land containing 0.161 acre conveyed to The Board of Supervisors of the County of Surry, in Deed Book 196, page 678.

AND FURTHER depicted on that survey entitled "Plat of Survey for Dennis P. Mason and Mae Mason Deed Book 226, page 107, Town of Dendron, Surry County, Virginia" dated May 25, 2010, recorded in Plat Book 7, page 297, described as follows:

COMMENCING at an Iron Rod found with Cap found on the west Corporate Limits  of the Town of Dendron, Virginia, at the corner of this tract, Lot No. 6 of Mussel Forks Farm Subdivision and the southern right of way of Railroad Avenue, Virginia State Plane South Zone coordinates N 3540906.44', E 11936059.12', said point being the Point of Beginning; thence with the right of way of Railroad Avenue N 60° 07' 14"E, a distance of 20.00' to an Iron Rod Set at the corner of this tract and the property of The Board of Supervisors of the County of Surry; thence with the property of The Board of Supervisors of the County of Surry S 29° 52' 46" E, a distance of 70.00' to an Iron Rod set at the corner of this tract and the property of The Board of Supervisors of the County of Surry; thence with the property of The Board of Supervisors of the County of Surry; thence N 60° 07'14" W, a distance of 100.00' to an Iron Rod set at the corner of this tract and the property of The Board of Supervisors of the County of Surry and the southern right of way of Railroad Avenue; thence along the right of way of Railroad Avenue N 60° 07' 14" E, a distance of 244.88' to an Iron Rod found at the corner of this tract, the right of way of Railroad Avenue and the property of Old Dominion Electric Cooperative (ODEC); thence with the property of ODEC S 30° 11' 17" E, a distance of 1272.11' to an Iron Rod found at the corner of this tract and ODEC; thence S 58° 08' 30" a distance of 345' to an Iron Rod found at the corner of this tract and ODEC; thence N. 30° 11' 17" W, a distance of 840.07' to an Iron Pipe found at the corner of this tract, ODEC, and Lot No. 6; thence with the property of Lot 6 N 32° 46' 00" W, a distance of 444.24' to there Point of Beginning; said described tract containing 10.06 Acres, more or less.  Property is subject to a 20' Sanitary Sewer Easement on the northwest.

BEING the same real estate conveyed to Old Dominion Electric Cooperative, a Virginia utility aggregation cooperative, by deed from Dennis P. Mason and Mae Mason, recorded June 11, 2010, in the Clerk's Office, Circuit Court, Surry County, Virginia, in Deed Book 240, page 233.

PARCEL 2:

TRACT A:

ALL that certain lot or parcel of land in Cobham Magisterial District, Surry County, Virginia, described as follows:

BEGINNING at a point in the rear line of Lot Number 4, corner with Lot Number 5, on a certain plat of 'PLEASANT POINT FARM", made by F.D.P. Bruner, entitled "Plat Showing Property Owned by Willis W. Bohannan, Cobham District, Surry County, Virginia", a copy of which said plat is recorded in the Clerk's Office of the Circuit Court of said County in Plat Book 5, page 35; thence S. 43°, 35' West 270 feet to an iron pin; thence S. 54° E. 436½ feet to an iron pin on Route 636 to a point in the property of R. W. Berryman; thence continuing in the same direction to the rear line of Lot Number 1; thence N. 54° W. along the rear lines of Lots 1, 2, 3, and 4 to the point of beginning.

TRACT A BEING the same real estate conveyed to Old Dominion Electric Cooperative, by deed dated April 29, 2010, recorded May 7, 2010, in the Clerk's Office, Circuit Court, Surry County, Virginia, in Deed Book 239, page 573.

TRACT B:

ALL that certain lot or parcel of land in Cobham Magisterial District, Surry County, Virginia, known, numbered and designated on a certain plat of "Pleasant Point Farm", made by F.D.P. Bruner, dated May 18, 1940, and recorded in the Clerk's Office of the Circuit Court of said County in Plat Book 4, page 161, as Lots Numbers 1, 2, 3, and 4, in Block A.

AND FURTHER depicted on that survey entitled "Plat of Survey for James E. Traylor and Sophia Z. Traylor five parcels at Cobham Wharf Deed Book 220, Page 270 Cobham District, Surry County, Virginia" dated April 23, 2010, recorded in Plat Book 7, page 281, described as follows:

COMMENCING at an Iron Rod set at the intersection of this property, the property of Marshall R. Webb, et ux and State Route 636 (Cobham Bluff Road), a corner on this property, Virginia state Plane South Zone Coordinates N 3589795.48', E 11987649.38', said point being the POINT OF BEGINNING, thence with the line of Webb N 60° 39' 49" W, a distance of 196.61' to an Iron Rod set, continuing along the same bearing 212.16' to a Bent Iron Pipe found, continuing on the same bearing 23.90' to an Iron Pipe found, a corner on this property and other lands of Marshall R. Webb, et ux, thence along the line of Webb N 36° 55' 11" E, a distance of 270.00' to an Iron Rod set at the corner of this property, the property of Webb, and the property of Daisey Bell Frazier; thence along the line of Frazier N 36° 55' 11" E, a distance of 304.66' to an Iron Rod set at the corner of this property, Frazier and the low water line of the James River; thence along the low water line of the James River S 65° 42' 09" E, a distance of 50.79' to an Iron Rod set; continuing along the same bearing a distance of 50.79' to an Iron Rod set; continuing along the same bearing a distance of 50.79' to an Iron Rod set, continuing along the same bearing a distance of 15.88' to an Iron Rod set at the corner of this property, the James River and the property of Cobham Bluff, L. L.C., thence leaving the low water line of the James River and along the line of Cobham Bluff L. L. C. S 17° 01' 15" W a distance of 126.34' to an Iron Rod found; thence S 13° 59' 56" E, a distance of 68.84' to an Iron Rod set at the corner of this property, Cobham Bluff L. L. C. and State Route 636; thence along the western edge of State Route 636 S 15° 47' 59" W, a distance of 57.11' to an Iron Rod set at the point of curvature of a tangent curve, concave to the east, having a radius of 290.29' a central angle of 07° 47' 52", and a chord of 39.48' bearing S 11° 52' 56" W; thence South along said curve, a distance of 39.51' to an Iron Rod set; thence S 07° 57' 51" W, a distance of 53.78' to an Iron Rod set, continuing along the dame bearing a distance of 38.34' to an Iron Rod set at the point of curvature of a tangent curve, concave to the West, having a radius of 529.82' and a central angle of 09° 28' 52"; thence South along said curve, a distance of 87.67', curving to the right to an Iron Rod set; thence S 17° 26' 18" W, a distance of 151.28' to the Iron Rod set, the POINT OF BEGINNING, a corner of this property; said described tract containing 4.10 Acres, more or less.

Tract B BEING the same real estate conveyed to Old Dominion Electric Cooperative, by deed dated April 30, 2010, recorded May 7, 2010, in the Clerk's Office, Circuit Court, Surry County, Virginia, in Deed Book 239, page 576.

PARCEL 3:

ALL that certain tract, piece or parcel of land, with improvements thereon and appurtenances thereto belonging, lying and being situate in the County of Surry, Virginia, with a portion also being situate within the Town of Dendron, County of Surry, shown as Parcel I on a plat of survey made by Charles R. Sheckler, C.L.S., dated May 3, 2010, recorded in Plat Book 7, page 289, and to which reference is hereby made for a more particular description of the property described as follows:

Commencing at a Concrete Monument Set, VIRGINIA STATE PLANE SOUTH ZONE COORDINATES (N 3537972.55', E 11935090.25), a corner of this parcel, where the property of Mussel Fork Farm, L. L. C and George M. Cooke, Jr. intersect the northern edge of the Dominion Virginia Power 150' Right of Way., said point being the POINT OF BEGINNING; thence along Cooke's line N 54°49'09" E, a distance of 164.42' to an Iron Rod Set; thence N 59°13'28" E, a distance of 139.92' to an 18" Marked Gum; thence N 70°43'28" E, a distance of 126.06' to an Iron Rod Set; thence N 67°46'32" W, a distance of 170.94' to an Iron Rod Set; thence S 83°19'47" W, a distance of 284.66' to a 30" Marked Gum, a corner of this parcel, George M. Cooke and Robert Stith Estate; thence with the line of Robert Stith Estate N 23°32'19" W, a distance of 522.28' to an Iron Rod Set; thence  N 16°37'10" W, a distance of 155.00' to an Iron Rod Set at the corner of this parcel, Robert Stith Estate and Vinnie Brown; thence with the line of Vinnie Brown N 01°07'50" E, a distance of 165.00' to an Iron Rod Set; thence N 03°37'50" E, a distance of 270.00' to an Iron

Rod Set; thence N 10°52'50" E, a distance of 358.00' to an Iron Pipe Found; thence N 51°30'33" E, a distance of 273.39' to a 30" Marked Pine, a corner of this parcel, Vinnie Brown and Lot No. 5; thence with the line of Lot No. 5 N 58°44'08" E, a distance of 779.89' to a 30" Marked Gum; thence N 59°29'25" E, a distance of 77.49' to an Iron Rod Set, a corner of this parcel; thence N 37°42'39" W, a distance of 1063.75' to an Iron Rod Set, a corner of this parcel, Lot No. 5 and Rolfe Highway, State Route 31 (SOUTH ENTRANCE); thence along the southern right of way of Rolfe Highway N 52°17'21" E, a distance of 100.00' to an Iron Rod Set, a corner of this parcel, Rolfe Highway and Lot No. 6; thence with the line of Lot No. 6 S 37°42'39" E, a distance of 1076.39' to an Iron Rod Set, a corner of this parcel; thence  N 59°29'25" E, a distance of 244.01' to an Iron Rod Set; thence N 59°04'22" E, a distance of 229.91' to an Iron Pipe Found, a corner of this parcel, Lot No. 6 and Dennis Mason; thence with the  line of Mason S 30°11'17" E, a distance of 840.07' to an Iron Rod Set, a corner of this parcel; thence N 58°08'30" E, a distance of 345.00' to an Iron Rod Set, a corner of this parcel; thence  N 30°11'17" W, a distance of 1272.11' to an Iron Rod Set, a corner of this parcel, Dennis Mason and the southern edge of Railroad Avenue; thence with the southern edge of Railroad Avenue N 57°53'04" E, a distance of 1050.37' to an Iron Pipe Found, a corner of this parcel, Railroad Avenue and Webster Brown; thence with the line of Brown, S 32°57'13" E, a distance of 1276.52' to an Iron Rod Set, a corner of this parcel; thence with the line of Brown N 58°08'30" E, a distance  of 363.00' to a 10" Oak, corner of this parcel, the property of Brown and the property of  James Edwards; thence continuing on the same bearing along the line of Edwards, a distance of 388.08' to an Iron Pipe Found; thence N 65°23'22" E, a distance of 268.57' to an Iron Rod Set, a corner of this parcel; thence N 15°40'12" W, a distance of 400.00' to an Iron Rod Set; thence N 05°25'37" W, a distance of 1094.02' to an Iron Rod Set, a corner of this parcel, James Edwards the southern edge of Railroad Avenue; thence with the southern edge of Railroad Avenue N 56°45'01" E, a distance of 288.49' to an Iron Rod Set, a corner of this parcel, the southern edge of Railroad Avenue and W. D. Goodrich, Jr.; thence with the line of Goodrich S 14°23'29" E, a distance of 128.90’ to an Iron Rod Set, a corner of this parcel; thence with the line of Goodrich N 75°32'23" E, a distance of 116.10' to a computed point, a corner of this parcel the property of Goodrich and the property of Grace Homes, Inc, continuing with the same bearing and the line of Grace Homes, Inc, a distance of  55.00' to a computed point,  a corner of this parcel, the property of Grace Homes, Inc. and the property of W. D. Goodrich, Jr.; thence with the line of Goodrich, a distance of 129.46’ to an Iron Rod Found, a corner of this parcel, W. D. Goodrich, Jr. and Lot No. 1; thence along the line of Lot No. 1 S 14°20'06" E, a distance of 132.26’ to an Iron Rod Found, a corner of this parcel; Lot No. 1 and the property of Richard Rogerson; thence on the same bearing and with the line of Rogerson, a distance of 124.83’ to an Iron Pipe Found, a corner of this parcel; thence with the line of Rogerson N 75°37'37" E a distance of 400.31' to an Iron Pipe Found, a corner of this parcel, the property of Rogerson and Park Avenue at the end of public maintenance; thence on the same bearing across the end of Park Avenue 40.08' to an computed point, a corner of this parcel, Park Avenue and the property of Angelica Bailey; thence on the same bearing and with the line of  Angelica Bailey a distance of 400.31' to an Iron Pipe Found, thence N 11º44’04”W, a distance of 25.01’to an Iron Pin Set; thence N 21º34’24” W, a distance of 269.25’ to an Iron Pin Found; a corner to this parcel; the property of Angelica Bailey and the property of Vico; thence N 74º51’34” E, a distance of 439.00’ to an Iron Pin Set; thence N 54º56’18”E, a distance of 190.00’; thence N 17º02’25” W, a distance of 380.50’ to an Iron Pin Set; a corner to this parcel, Vico and Lot No. 2; thence with the line of Lot No. 2 N 70°20'46" E, a distance of 608.79' to an Iron Rod Set; thence Due North a distance of 308.76' to an Iron Rod Set; thence N 55°26'15" E, a distance of 213.72' to an Iron Rod Set; thence N 61°31'48" E, a distance of 198.84' to an Iron Rod Set; thence N 25°46'47" E, a distance of 142.99' to an Iron Rod Set; thence N 41°20'03" W, a distance of 271.71' to an Iron Rod Set on the southern edge of Rolfe Highway, State Route 31, a corner of this parcel; thence along the southern edge of the right of way of Rolfe Highway N 44°48'36", a distance of 406.62' to the point of curvature of a tangent curve, concave to the northwest, having a radius of 16379.62' and a central angle of 00°42'02", and a chord of 200.30’ bearing N 44º27’35”E; thence Northeast along said curve, a distance of 200.30', curving to the left; thence N 44°06'16" E, a distance of 264.27' to an Iron Rod Set, a corner of this parcel, Rolfe Highway and Lot No. 3; thence with the line of Lot No. 3  S 44°55'08" E, a distance of 500.00' to an Iron Rod Set, a corner of this parcel; thence  N 46°13'14" E, a distance of 702.75' to an Iron Rod Found (Dendron Corporate Limit) , a corner of this parcel; thence N 36°59'27" E, a distance of 1015.46' to an Iron Rod Set, a corner of this parcel and Lot No. 3; at the point of curvature of a non-tangent curve, concave to the northeast, having a radius of 231.07' a central angle of 45°00'00", and a chord of 176.85' bearing S 29°10'24" E; thence Northwest along said curve, a distance of 181.48' to an Iron Rod Set; thence N 06°40'23" W, a distance of 132.84' to an Iron Rod Set at the point of curvature of a tangent curve, concave to the southwest, having a radius of 131.07' and a central angle of 45º00’00”, a chord of 100.31’ bearing S 29º10’23 E; thence North along said curve, a distance of 102.94', curving to the left to an Iron Rod Set; thence N 51°40'23" W, a distance of 125.00' to an Iron Rod Set, a corner of this parcel, Lot No. 3 and the southern edge of Rolfe Highway, State Route 31 (NORTH ENTRANCE); thence along the southern right of way of Rolfe Highway along a curve, concave to the southeast, having a radius of 11349.38' a central angle of 00°30'17", and a chord of 100.00' bearing N 38°19'37" E; thence Northeast along said curve a distance of 100.00' to an Iron Rod Set, a corner of this parcel, Rolfe Highway and Lot No. 4; thence with the line of Lot No. 4 S 51°40'23" E, a distance of 125.00' to an Iron Rod Set at the point of curvature of a tangent curve, concave to the southwest, having a radius of 231.07' and a central angle of 45°00'00"; a chord of 176.85’ bearing S 29º10’23” E; thence Southeast along said curve, a distance of 181.48', curving to the right to an Iron Rod Set; thence S 06°40'23" E, a distance of 132.84' to an Iron Rod Set at the point of curvature of a tangent curve, concave to the northeast, having a radius of 131.07' and a central angle of 44º59’58”, and a chord of 100.31’ bearing S29º10’23” E; thence South along said curve, a distance of 102.94', curving to the left to an Iron Rod Set, a corner of this parcel; thence N 40°38'38" E, a distance of 1475.79' to a point in the center of Cypress Swamp, a corner of this parcel and the property of James Britt et ux; thence downstream with the center of Cypress Swamp and the line of Britt the following courses and distances (Due to natural variations in the location of Cypress Swamp, all distance references to adjacent’s corners are approximate): S 65°05'22" E, a distance of 285.45'; thence S 28°21'54" E, a distance of 225.56'; thence S 35°25'22" E, a distance of 206.17'; thence S 59°23'53" E, a distance of 345.88'; thence S 50°47'25" E, a distance of 300.75' to a corner of this property, the property of Britt, and the property of David L. Day; thence continuing downstream with the line of Day S 36°59'53" E, a distance of 324.84'; thence S 47°16'30" E, a distance of 327.46'; thence S 65°56'23" E, a distance of 329.25'; thence S 50°47'25" E, a distance of 225.56' to a corner of this property, the property of Day and the property of James Dean Britt et ux; thence continuing downstream with the line of Britt S 06°07'18" E, a distance of 212.16'; thence S 20°27'29" W, a distance of 236.26'; thence S 62°37'18" W, a distance of 209.41'; thence S 50°25'21" W, a distance of 233.92'; thence S 55°39'46" W, a distance of 161.50'; thence S 19°44'03" W, a distance of 289.02'; thence S 26°16'14" W, a distance of 144.20'; thence S 03°47'30" E, a distance of 200.02'; thence S 46°38'25" E, a distance of 237.81'; thence S 58°35'58" E, a distance of 358.85'; thence S 56°47'15" E, a distance of 247.07'; thence S 57°51'38" E, a distance of 326.23'; thence S 32°30'54" E, a distance of 237.81' to  a corner of this property, the property of Britt and the property of Margaret Hamilton; thence continuing downstream with the property of Hamilton S 26°41'38" E, a distance of 196.71'; thence S 06°07'18" E, a distance of 265.20'; thence S 41°35'58" W, a distance of 192.34'; thence S 42°13'15" W, a distance of 103.40'; thence S 07°20'10" E, a distance of 191.83'; thence S 00°46'22" W, a distance of 135.48'; thence S 33°17'35" E, a distance of 133.56' to a corner to this property, the property of Hamilton and the property of Horace King, Trustee; thence continuing downstream with the line of King S 48°14'52" E, a distance of 193.97'; thence S 51°34'07" E, a distance of 211.11'; thence S 73°43'17" E, a distance of 338.63'; thence S 52°27'41" E, a distance of 196.71'; thence S 39°34'39" E, a distance of 236.01'; thence S 37°12'46" E, a distance of 354.31'; thence S 35°31'41" E, a distance of 207.02'; thence S 59°58'01" E, a distance of 251.78'; thence S 49°29'56" E, a distance of 254.56' to  a corner to this property, the property of King and the property of John Savedge Estate; thence continuing downstream with the line of Savedge S 39°34'39" E, a distance of 457.26'; thence S 51°21'51" E, a distance of 286.29'; thence S 39°34'39" E, a distance of 236.01'; thence S 39°34'39" E, a distance of 236.01'; thence S 23°45'57" E, a distance of 214.63'; thence S 34°51'21" E, a distance of 177.61'; thence S 48°57'28" E, a distance of 89.70'; thence S 00°01'19" E, a distance of 229.58'; thence S 01°21'24" W, a distance of 156.20'; thence S 44°43'35" E, a distance of 162.91'; thence S 08°50'16" E, a distance of 85.81'; thence S 47°38'13" E, a distance of 208.57'; thence S 39°34'39" E, a distance of 177.00'; thence S 55°37'33" E, a distance of 112.17' to a point where the northern edge of Dominion Virginia Power's 150' Right of Way intersects Cypress Swamp, a corner of this parcel the property of Savedge and other property of Mussel Fork Farm, L. L. C.; thence along the northern edge of the Dominion Virginia Power Right of Way and along the line of Mussel Fork Farm, L. L. C. S 86°58'48" W, a distance of 845.43'+/- to an Iron Rod Set, continuing on the same bearing a distance of  3374.13' to an Iron Rod Set in the center of the North Access Easement, continuing on the same bearing a distance of  3513.31' to a point on the east end of the centerline of the Center Access Easement, continuing on the same bearing a distance of 113.06' to an Iron Rod Set, continuing on the same bearing a distance of 1972.64'   to a point on the west end of the centerline of the Center Access Easement, continuing on the same bearing a distance of 1026.86' to an Iron Rod Set, continuing on the same bearing a distance of  1377.97' to an Concrete Monument on the Corporate Limits of the Town of Dendron,  continuing on the same bearing a distance of  1194.72' to an Iron Rod Set in the centerline of the South Access Easement, continuing on the same bearing a distance of  1427.31' for a total of  14845.43' to an Concrete Monument Set, the POINT OF BEGINNING; said described tract containing 1573.10 Acres, more or less.

BEING the same real estate conveyed to Old Dominion Electric Cooperative, a Virginia utility aggregate, by deed dated May 5, 2010, from Mussel Fork Farm, LLC, a Virginia limited liability company, recorded on May 7, 2010, in the Clerk’s Office of the Circuit Court of Surry County, Virginia, in Deed Book 239, page 614.

SUBJECT, however to all existing exceptions, reservations, conditions, restriction, covenants, agreements, limitations and waivers that may apply to the property or any part thereof.

SUSSEX COUNTY

Real property in the County of Sussex, State of Virginia, described as follows:

PARCELS A, B, C, D, 7A AND 8 containing 1203.37 acres, more or less, as shown on plat of survey by Chas. E. Scheckler, L.S., entitled "ALTA/ACSM Land Title Survey for Old Dominion Electric Cooperative Higgins Tract, Parcel 7A of Sussex Investment Company, LLC and Parcels A, B, C and D of Grayland Company, L.P., Waverly District, Sussex County, Virginia" dated July 8, 2010 and recorded in Plat Book 22, pages 169-172 among the land records of Sussex County, Virginia.

TOGETHER WITH non-exclusive easements: 1) for ingress and egress to maintain access to Route 602; and 2) an easement to construct, reconstruct, operate, maintain and repair one or more additional railspurs to connect to the Norfolk & Western Railroad line, as contained in Deed between Grayland Company, L.P. and The County of Sussex, Virginia and Atlantic Waste Disposal, Inc., dated March 30, 1994, recorded March 31, 1994, in Deed Book 138, page 882, in the aforesaid Clerk's Office.

Parcels A, B, C, D and 7A BEING the same real estate conveyed to Old Dominion Electric Cooperative, a Virginia utility aggregate by deed dated July 8, 2010, from Grayland Company, L.P., a Virginia limited partnership and Sussex Investment Company, LLC, a Virginia limited liability company, recorded on July 9, 2010, in Deed Book 256, page 763.

Parcel 8 BEING the same real estate conveyed to Old Dominion Electric Cooperative, a Virginia utility aggregate by deed dated July 6, 2010, from Horace r. Higgins, Jr., Charles Thomas Higgins, and Mary Lou Higgins Savedge, recorded on July 9, 2010, in the Clerk’s Office of the Circuit Court of Sussex County, Virginia, in Deed Book 256, page 769.

SUBJECT, however to all existing exceptions, reservations, conditions, restriction, covenants, agreements, limitations and waivers that may apply to the property or any part thereof.

HALIFAX COUNTY

PARCEL 1:

ALL of that certain tract or parcel of land lying and being in the Roanoke District of Halifax County, Virginia, containing a total of 4.753 acres and more particularly described on a plat of survey made by Hurt and Profit, Inc., Engineers and Surveyors, dated April 4, 1991, entitled "PLAT SHOWING PARCEL OF OVERLAP BETWEEN WILLIAM D. AND MARY R. GRAVITT AND BURLINGTON INDUSTRIES", which plat is attached hereto and recorded with this deed in the Clerk's Office of the Circuit Court of Halifax County, Virginia.

AND BEING a portion of the property acquired by the Grantor as follows:

1.  Burlington Industries, Inc. became vested with the title to the above-described premises by virtue of documents relating to the merger of Pacific Mills and the Pacific Mills Corporation into Burlington Industries, Inc., which documents were duly recorded in the Clerk's Office of the Circuit Court of Halifax County, Virginia, on December 1, 1959, in Charter Book 4, page 222, to which reference is hereby expressly made.

2.  Deed recorded in the Clerk's Office of the Circuit Court of Halifax County, Virginia, on the 6th day of June, 1951, in Deed Book 219, page 102

PARCEL 2:

ALL those certain tracts or parcels of land lying and being in Roanoke District of Halifax County, Virginia, containing a total of 10.978 acres, more or less, and designated separately as Parcel 1 and Tract 2 on a plat of survey by Hurt and Proffitt, Inc., dated April 22, 1991, entitled "Plat Showing Out Parcels From the Properties of Walter & Hazel C. Lacks and William D. and Mary E. Gravitt" and recorded with this deed Clerk's Office of the Circuit Court of Halifax County, Virginia.

BEING a portion of the same real estate conveyed to Walter Lacks and Hazel C. Lacks, husband and wife, by deed dated October 31, 1973 from Harry L. Mapp, Jr., Executor under the will of John Lafayette Spencer who died testate on May 6, 1971 and by his last will and testament named the afore said Harry L. Mapp, Jr., as his executor with power to sell and convey the said real estate, which will is of record in the aforesaid Clerk's Office in Will Book 81, page 273, and which deed was recorded January 4, 1974 in the aforesaid Clerk's Office in Deed Book 383, page 114, and by deed dated June 7, 1977 from John H. Brown and Marie H. Brown, husband and wife, which deed was recorded in the Clerk's Office in Deed Book 416, page 175.

PARCEL 3:

ALL that certain tract or parcel of land, with improvements thereon, located in the Roanoke District of Halifax County, Virginia, containing 10.031 acres, more or less, adjoining property presently owned by Norfolk and Southern Railway Company, and being more particularly shown on a plat of survey dated April 10 1990, prepared by Hurt & Proffitt, Inc., a copy of which plat is recorded contemporaneously herewith.

BEING a part of the same real estate conveyed to William E. Watkins and Ruth P. Watkins, by deed from Sterling Ruffin Wallerstein and Marjorie B. Wallerstein, dated October 18, 1983, recorded in the Clerk's Office, Circuit Court, Halifax County, Virginia, in Deed Book 471, page 635.

PARCEL 4:

ALL that certain tract or parcel of land, with improvements thereon and appurtenances thereunto belonging, lying and being in the Roanoke District of Halifax County, Virginia, containing 3.0 acres, more or less, and fronting 198.89 feet on the northwestern boundary of State Route 600, as shown on a plat of survey made by Alfred M. Carter, P.L.S., dated August 17, 1977, and recorded in the Clerk's Office of the Circuit Court of Halifax County, Virginia, in Deed Book 417, page 541.

BEING the same real estate conveyed to Kenneth R. Wilborne and Claudette L. Wilbourne, husband and wife, by deed dated December 16, 1985, recorded in the Clerk's Office, Circuit Court, Halifax County, Virginia, in Deed Book 495, page 299.

PARCEL 5:

TRACT ONE:

Tract of land containing 694.626 acres lying on State Route No. 855, the southeastern side of the Norfolk Southern Railroad, and the southwestern side of the Staunton River, which tract is more particularly described according to a survey made by Hurt & Proffitt, Inc., dated October 13, 1989, and more particularly described as follows:

Beginning at an iron pin set in the southeasterly right of way line of the Norfolk Southern Railroad, 728 feet southwest of the southwest edge of the Staunton River, at the southwest corner of the Fort Hill historical site, and at the end of state maintenance of Secondary Route 855; thence, leaving the said line of the Norfolk Southern, with and along the line of said Fort Hill site, South 69°32”55” East, 440.00 feet to an iron pin set; thence, North 20°28’05” East, passing through an iron pin set at 500.00 feet, in all 552.13 feet to the southwesterly edge of Staunton River; thence, leaving the line of said Fort Hill site, with and along said edge of Staunton River as it meanders, South 48°33’37” East 200.56 feet; South 48°48’14” East, 321.56 feet; South 52°23’14” East, 1012.76 feet; South 42°39’20” East, 550.78 feet; South 27 31 40 East, 422.34 feet South 12°58’34” East, 436.62 feet; South 10°14’58” East 451.05 feet; South 15°58’24” East, 1218.07 feet; South 12°25’42” East, 325.98 feet; South 18°28’04” East, 429.88 Feet; South 20°43’50” East, 368.55 feet; South 23°23’04” East, 368.18 feet; South 26°09’38” East, 838.61 feet; South 33°21’11” East, 222.34 feet; South 36°28’55” East, 694.32 feet; thence, to the line of Charlie L. and Rachel W. Scott; South 50°05’40” East, 122.27 feet; thence, leaving said edge of Staunton River, with and along said line of Scott, South 32°16’41” West, 224.00 feet to an iron pin set; thence, South 44°50’41” West, 318.00 feet to an iron pin set; thence, South 62°17’40” West, 1524.00 feet to an iron pin set; thence, to the corner of Walter & Hazel C. Lacks, South 25°33’42” West 960.00 feet to a nail set in a red oak stump, thence, leaving the line of said Scott, with and along the line of said Lacks, South 85°50’41” West, 990.00 feet to an iron pin set; thence, North 56°53’19” West, 435.64 feet to an iron pin set; thence, South 58’22’41” West, 239.84 feet to an iron pin set; thence, to the corner of William D. and Mary R. Gravitt, North 76°33’19” West, 459.90 feet to an iron pin set in the centerline of an old road; thence, leaving the line of said Lacks with and along the line of said Gravitt, North 00°15’19” West, 431.90 feet to an iron pin set; thence, North 40°33’41” East, 665.47 to an iron pin set, thence, South 47°36’47” East, 195.73 feet to an iron pin set in an old road scar; thence,  following said road scar at it meanders, still with and along the line of said Gravitt, North 23°58’41” East, 302.54 feet to an iron pin set; North 7°44’41” East, 185.27 feet to an iron pin set, North 16°40’19” West, 204.80 feet to an iron pin set, North 44°59’19” West, 216.53 feet to an iron pin set, North 13°28’10” West, 410.98 feet to an iron pin set, North 12°15’19” West, 134.40 feet to an iron pin set, North 34°11’19” West, 325.30 feet to an iron pin set; thence, continuing with said road scar, with and along the eastern line of a parcel of questionable ownership, North 16°05’31” West, 105.82 feet to an iron pin set; thence, North 2°34’03” West, 160.32 feet to the center of a creek; thence, leaving said road scar, with the creek as it meanders, South 41°45’45” West, 513.05 feet to an iron pin set, thence, leaving said creek, South 53°14’45” West, 321.96 feet to an iron pin set, thence, South 38°05’45” West, 176.00 feet to an iron pin set; thence, to the corner of Elmer J. Nichols, South 50°38’45” West, 442.43 feet to and iron pin set; thence, leaving the line of said parcel of questionable ownership, with and along the line of said Nichols, to the southeasterly right of way of the Norfolk Southern Railroad, North 74°35’15” West, 2083.00 feet thence, leaving said line of Nichols, with and along said line of the Norfolk Southern, North 28°10’42” East, 3818.07 to an iron pin set; thence, with a curve to the left having delta of 7°42’38”, radius of 5779.78 feet, length of 777.80 feet and chord bearing North 24°19’24” East, 777.22 feet to an iron pin set, thence North 20°28’05” East, 1832.19 feet to the iron pin set on said line of the Norfolk Southern at the southwesterly corner of the Fort Hill site, the point of beginning .  Said tract or parcel containing 694.626 acres, more or less.

TOGETHER WITH a permanent easement and right-of-way for a roadway and power transmission and telephone lines over lands leading from the southern boundary of what was formerly Tract No. 5, containing 507.1 acres per survey recorded in the Clerk's Office of the Circuit Court of Halifax County, Virginia, in Plat Book 2, page 7, in a southerly direction approximately along the course of the present plantation road to the intersection of the present plantation road with U.S. Highway No. 360, the said right-of-way being 50 feet in width and extending 25 feet on each side of the centerline of the aforesaid plantation road, which said plantation road forms the boundary line between Tracts 2 and 3 of said farm and forms a part of the boundary line between Tracts 2 and 4 of said farm as shown on the aforementioned plat of survey of Fort Hill Farm.

TOGETHER WITH all right, title and interest as to (1) riparian rights in and to the waters of Staunton River and as to (2) easements or rights-of-way over or across the Simms plantation, both being further described in the Clerk's Office in Deed Book 219, page 104.

Tract One and appurtenant rights were acquired by the Grantor by deed dated January 12, 1990, from Charlotte Timber  Co., Inc., a Virginia corporation, which deed is recorded in the Clerk's Office in Deed Book 545, page 103.

TRACT TWO:

Tract of land containing 156.755 acres lying on the southeastern side of State Route 600, the southwestern side of State Route 855, and the northwestern side of the Norfolk Southern Railroad, which tract is more particularly described according to a survey made by Hurt & Proffitt, Inc. dated October 13, 1989, and more particularly described as follows:

Beginning at the junction of said Route 600 with Secondary Route 855 and the centerline of said Route 855 at an iron pin set at the intersection of the southeasterly right of way line of said Route 600; leaving the line of said Route 600, with and along said centerline of Route 855, with a curve to the right having delta of 25°57’45” radius of 131.27 feet, length of 59.48 feet and chord bearing South 61°11’37” East, 58.97 feet to an iron pin set; thence, South 48°12’47” East, 422.40 feet to an iron pin set; thence, with a curve to the left having delta of 15°15’05”, radius of 1493.82 feet, length of 397.63 feet, and chord bearing South 55°50’19” East, 396.48 feet to an iron pin set; thence, South 63°27’53: East, 203.44 feet to an iron pin set on the northwesterly right of way line of the Norfolk Southern Railroad; thence, leaving said centerline of Route 855, with and along said line of the Norfolk Souther, South 28°10’42” West, 4759.09 feet to an iron pin set; thence, leaving said line of the Norfolk Southern, with a new line to the southeasterly right of way of Route 600 at the junction of Route 600 with Route 778, North 55°07’04” West, 1384.01 feet to the iron pin set; thence with and along said line of Route 600, with a curve to the right, having delta of 3°22’45”, radius of 1709.23 feet, length of 100.81 feet, and chord bearing North 30°39’15” East, 100.79 feet to an iron pin set; thence, North 32°20’38” East, 160.00 feet to an iron pin set; thence, with a curve to the left, having delta of 6°42’03”, radius of 2124.24 feet, length of 248.44 feet, and chord bearing North 28°59’36” East, 248.30 feet to an iron pin set, thence, with a curve to the left, having delta of 18°12’46”, radius of 830.34 feet, length of 263.94 feet, and chord bearing North 16°32’11” East, 262.83 feet to an iron pin set; thence, North 7°25’48” East, 238.00 feet to an iron pin set; thence, with a curve to the right, having delta of 9°46’21”, radius  of 1598.32 feet, length of 272.61 feet, and chord bearing North 12°18’59” East, 272.28 feet to an iron pin set; thence, North 17°12’09” East, 365.17 feet to an iron pin set; thence, with a curve to the right having delta of 9°18’45”, radius of 2596.66 feet, length of 422.04 feet, and chord bearing North 21°51’32” East, 421.58 feet to an iron pin set; thence, North 26°30’54” East, 530.43 feet to an iron pin set; thence, with a curve to the right, having delta of 3°19’16”, radius of 2106.54 feet, length of 122.10 feet, and a chord bearing North 28°10’32” East, 122.09 feet to an iron pin set; thence, North 29°50’10” East, 162.48 feet to an iron pin set; thence, with a curve to the right, having delta of 23°29’39”, radius of 510.40 feet, length of 209.29 feet, and chord bearing North 41°34’59” East, 207.83 feet to an iron pin set; thence, with a curve to the right, having delta of 7°56’21”, radius of 1550.23 feet; length of 214.80 feet, and chord bearing North 57°17’59” East, 214.63 feet to an iron pin set; thence, North 61°16’10” East, 468.40 feet to an iron pin set; thence, with a curve to the right, having delta of 0’38’39”, radius of 15.802.43 feet, length of 177.66 feet, and chord bearing North 61°35’29” East, 177.66 feet to an iron pin set; thence, North 61°54’48” East, 129.09 feet to an iron pin set; thence, with a curve to the left, having delta of 32°34’26”, radius of 401.07 feet, length of 228.01 feet and chord bearing North 45°37’35” East, 224.96 feet to an iron pin set; thence, North 29°20’22” East, 492.99 feet to an iron pin set; thence, with a curve to the left, having delta of 24°58’01”, radius of 342.38 feet, length of 149.19 feet, and chord bearing North 16°51’22” East, 148.02 feet to an iron pin set in the centerline of Secondary Route 855, the point of beginning; said tract or parcel of land containing 156.755 acres, more or less.

TRACT THREE:

Tract of land containing 388.023 acres lying on State Route 600, the northeastern side of State Route 855, and the southwestern side of the Staunton River, which tract is more particularly described according to a survey made by Hurt & Proffitt, Inc. dated October 13, 1989, and more particularly described as follows:

Beginning at an iron pin set at the intersection of the center line of Secondary Route 855 and the easterly right of way line of Secondary Route 600, thence, with and along said line of Route 600, with a curve to the left having delta of 6°16’47”, radius of 342.38 feet, length of 37.53 feet, and chord bearing North 1°13’56” East 37.51 feet to an iron pin set; thence, North 1°54’26” West 1334.71 feet to an iron pin set; thence, with a curve to the left having delta of 11°15’08” radius of 1838.89 feet, length of 361.14 feet, and chord bearing North 7°32’00” West 360.56 feet to an iron pin set; thence, North 13°09’34” West 432.30 feet to an iron pin set; thence, with a curve to the left having delta of 15°59’48”, radius of 1308.15 feet, length of 365.23 feet, and a chord bearing North 21°09’28” West 364.04 feet to an iron pin set; thence, North 29°09’22” West 888.53 feet to an iron pin set; thence. With a curve to the left having a delta of 11°55’01”, radius of 1361.36 feet, length of 283.15 feet, and chord bearing North 35°06’53” West 282.64 feet to an iron pin set; thence, North 41°04’23” West 548.31 feet to an iron pin set; thence, with a curve to the right having delta of 12°58’22”, radius of 971.65 feet, length of 220.00 feet and chord bearing North 34°35’12” West 219.53 feet to an iron pin set; thence, North 28°06’01” West 444.64 feet to an iron pin set; thence, with a curve to the left having delta of 22°00’24”, radius of 947.78 feet, length of 364.03 feet, and chord bearing North 39°06’14” West 361.80 feet to an iron pin set; thence, with a curve to the left, having delta of 8°24’19”, radius of 730.00 feet, length of 107.09 feet, and chord bearing North 54°18’34” West 106.99 feet to an iron pin set on said line of Route 600 at the line of B.F. and Ina L. Blount; thence, leaving said line of Route 600, with an along said line of Blount, North 8°19’13” West 109.62 feet to an iron pin found; thence, North 35°25’24” West, 2105.20 feet to an iron pin found at the base of a blazed 28’ triple oak; thence, North 42°34’36” East, passing through an iron pin set at 2050.00 feet in all 2100.00 feet to the southwesterly edge of Staunton River, thence, with said edge of Staunton River as it meanders, South 43°30’10” East 417.28 feet; South 45°12’08” East 352.82 feet; South 36°23’38” East 558.26 feet; South 33°15’58” East 496.67 feet; South 30°16’26” East 286.23 feet; South 26°23’00”  East 427.02 feet; South 26°16’22” East 689.22 feet; South 23°58’52” East 635.26 feet; South 26°53’47” East 568.81 feet; South 37°07’58” East 303.46 feet; South 40°09’12” East 443.12 feet; South 46°12’24” East 324.13 feet; thence to the northwesterly right of way, line of the Norfolk Southern Railroad, South 49°29’54” East 1311.47 feet; thence, leaving said edge of Staunton river, with and along said line of the Norfolk Southern, South 20°28’05” West, passing through an iron pin set at 50.00 feet and in all 2558.93 feet to an iron pin set; thence; with a curve to the right having delta of 7°42’38”, radius of 5679.78 feet, length of 764.35 feet, and chord bearing South 24°19’24” West 763.77 feet to an iron pin set; thence, to the center line of Secondary Route 855; South 28°10’42” West, 361.47 feet to an iron pin set; thence, leaving said line of the Norfolk Southern, with and along said center line of Secondary Route 855, North 63°27’53” West, 203.44 feet to an iron pin set, thence, with a curve to the right having delta of 15°15’05”, radius of 1493.82 feet, length of 397.63 feet, and chord bearing North 55°50’19” West 396, 48 feet to an iron pin set; thence, North 48°12’47” West, 422.40 feet to an iron pin set; thence, with a curve to the left, having delta of 25°57’45”, radius of 131.27 feet, length of 59.48 feet, and chord bearing North 61°11’37” West 58.97 feet to the iron pin set at the intersection of said center line of Secondary Route 855, and the easterly right of way line of Secondary Route 600, the point of beginning; said tract or parcel containing 386.023 acres, more or less.

TRACT FOUR:

Tract of land containing 542.194 acres lying on the northeastern side of State Route No. 778 and the western and southwestern sides of State Route No. 600, which tract is more particularly described according to a survey made by Hurt & Proffitt, Inc. dated October 13, 1989, and more particularly described as follows:

Beginning at an iron pin set at the Intersection of the northerly right of way line of Secondary Route 778 and the westerly right of way line of Secondary Route 800, thence, with and along said line of Route 778, North 55°07'07" West, 235.11 feet to an iron pin set; thence, with a curve to the right having delta of 3°32'02", radius of 1025.00 feet, length of 63.22 feet, and chord bearing North 53°21'03" West, 63.21 feet to an iron pin set; thence, North 51°35'06" West, 40.00 feet to an iron pin set; thence, with a curve to the left, having delta of 25°30'25", radius of 558.58 feet, length of 248.67 feet, and chord bearing North 64°20'18" West, 246.62 feet to an iron pin set: thence, North 77°05'30" West, 84.41 feet to an iron pin set; thence, with a curve to the right having delta of 4°38'19", radius of 1320.65 feet, length of 106.92 feet and chord bearing North 74°46'21" West, 106.89 feet to an iron pin set; thence, North 72°27'10" West, 176.29 feet to an iron pin set; thence with a curve to the right having delta of 14°15'37", radius of 1049.64 feet, length of 261.25 feet, and chord bearing North 65°19'23" West, 260.57 feet to an iron pin set; thence, with a curve to the right having delta of 5°17'17", radius of 4800.48 feet, length of 443.06 feet, and chord bearing North 55°32'55" West, 442.91 feet to an iron pin set; thence, with a curve to the right, having delta of 4°16'52", radius of 1644.04 feet, length of 122.84 feet, and chord bearing North 50°45'49" West, 122.81 feet to an iron pin set; thence, North 48°37'23" West, 334.58 feet to an iron pin set; thence, with a curve to the right, having delta of 3°14'24", radius of 3228.08 feet, length of 182.54 feet and chord bearing North 47°00'11" West, 182.52 feet to an iron pin set; thence, North 45°22'59" West, 318.01 feet to an iron pin set; thence, with a curve to the right, having delta of 7°41'08", radius of 1212.29 feet, length of 162.61 feet and chord bearing North 41°32'25" West, 162.49 feet to an iron pin set; thence, North 37°41'51" West, 224.07 feet to an iron pin set; thence, with a curve to the left, having delta of 13°17'57", radius of 882.77 feet, length of 204.90 feet, and a chord bearing North 44°20'49" West, 204.44 feet to an iron pin set; thence, North 50°59'49" West, 104.83 feet to an iron pin set; thence with a curve to the right, having delta of 1°56'35", radius of 7051.72 feet, length of 239.13 feet, and chord bearing North 50°01'31" West, 239.12 feet to an iron pin set; thence, North 49°03'14" West, 178.03 feet to an iron pin set; thence, with a curve to the left having delta of 4°24'32", radius of 615.17 feet, length of 47.34 feet, and chord bearing North 51°15'30" West, 47.33 feet to the center of Black Walnut Creek, thence, leaving said line of Route 778, a new line with and along the centerline of Black Walnut Creek, as it meanders, North 29°27'16" East, 269.61 feet; North 47°11'29" East, 57.28 feet; North 7°55'42" East, 41.18 feet; North 26°45'45" East,

173.42 feet; North 33°16’45” East, 196.12 feet; North 23°45’36” West, 90.08 feet to a point in the center of Black Walnut Creek opposite the mouth of a branch flowing into said Creek from the West, a corner to East Carlton Lacks; thence, with and along the centerline of Black Walnut Creek as it meanders and the line of said Lacks, North 83°37'27" East, 143.91 feet; North 35°11'57" East, 158.13 feet; North 26°42'14" East, 194.44 feet; North 14'32'08” East, 439.12 feet; North 5°12'47" East, 192.69 feet; North 26°41'53” East, 1889.94 feet, passing corner common to said Lacks and Robert T. Seamster Estate, and continuing with and along the centerline of Black Walnut Creek as it meanders and line of said Seamster Estate; thence, North 11°16'57" East, 73.85 feet; North 55°26'32" East, 519.13 feet; North 41°55'05" East, 138.62 feet; North 34°25'24" West, 116.89 feet to corner of said Seamster Estate and B.F. and Ina L Blount; thence, continuing with and along the line of said Blount, North 54°17'27" East, 2095.60 feet to an iron pin found; thence, North 08°19'13" West, 1421.59 feet to an iron pin set on the southwesterly right of way line of Secondary Route 600; thence, leaving the line of said Blount, with and along said line of Route 600, with a curve to the right, having delta of 5°34'40", radius of 690.00 feet, length of 67.17 feet, and chord bearing South 52°53'45" East, 67.15 feet to an iron pin set; thence, with a curve to the right having delta of 22°00'24", radius of 907.78 feet, length of 348.67 feet and chord bearing South 39°06'14" East, 346.53 feet to an iron pin set; thence, South 28°08'01" East, 444.64 feet to an iron pin set; thence, with a curve to the left, having delta of 12°58'22", radius of 1011.65 feet, length of 229.06 feet, and chord bearing South 34°35'12" East, 228.57 feet to an iron pin set; thence, South 41°04'23" East, 548.31 feet to an iron pin set; thence, with a curve to the right, having delta of 11°55'01", radius of 1321.36 feet, length of 274.83 feet and chord bearing South 35°06'53" East, 274.33 feet to an iron pin set; thence, South 29°09'22" East, 888.53 feet to an iron pin set; thence, with a curve to the right, having delta of 15°59'48", radius of 1268.15 feet; length of 354.06 feet, and chord bearing South 21°09'28" East, 352.91 feet to an iron pin set; thence, South 13°09'34" East, 432.30 feet to an iron pin set; thence, with a curve to the right, having delta of 11°18'08", radius of 1798.89 feet, length of 353.28 feet, and chord bearing South 7°32'00" East, 352.71 feet to an iron pin set; thence, South 1°54'26" East, 1334.71 feet to an iron pin set; thence, with a curve to the right, having delta of 31°14'48", radius of 302.38 feet, length of 164.91 feet and chord bearing South 13°42'58" West, 162.87 feet to an iron pin set; thence, South 28°20'22" West, 208.32 feet to an iron pin set, corner to Kenneth R. & Claudette L. Wilbourne; thence, leaving said line of Route 600, with and along the line of said Wilborne, North 70°40'03" West, passing through an iron pin found at 686.80 feet, in all 695.33 feet to the centerline of a branch, thence, with and along the centerline of said branch, as it meanders:  South 23°44'43" West, 34.33 feet; South 5°34'21" West, 141.37 feet; South 39°47'27" East, 83.72 feet; thence, South 72°32'08" East, 558.14 feet, passing through an iron pin found at 23.85 feet.  In all 558.14 feet to an iron pin set on the northwesterly right of way line of Secondary Route 600; thence, leaving the line of said Wilbourne with and along said line of Route 600, South 29°20'22" West, 85.33 feet to an iron pin set; thence, with a curve to the right, with delta of 32°34'26", radius of 361.07 feet, length of 205.27 feet, and chord bearing South 45°37'35" West, 202.52 feet to an iron pin set; thence, South 61°54'18" West, 129.09 feet to an iron pin set; thence, with a curve to the left with delta of 0°38'39", radius of 15,842.42 feet, length of 178.11 feet, and chord bearing South 61°35'29" West, 178.11 feet to an iron pin set; thence, South 61°16'10" West, 468.40 feet to an iron pin set; thence, with a curve to the left, having delta of 7°56'21", radius of 1590.23 feet, length of 220.35 feet and chord bearing South 57°17'59" West, 220.17 feet to an iron pin set; thence, with a curve to the left, having delta of 23°29'39", radius of 550.40 feet, length of 225.69 feet, and chord bearing South 41°34'59” West, 224.11 feet to an iron pin set; thence, South 29'50'10” West, 162.48 feet to an iron pin set; thence, with a curve to the left, having delta of 3°19'16”, radius of 2146.54 feet, length of 124.42 and chord bearing South 28°10’32” West, 124.41 feet to an iron pin set; thence, South 26°30'54” West, 530.43 feet to an iron pin set; thence, with a curve to the left, having delta of 9°18'45”, radius of 2638.66 feet, length of 428.54 feet, and chord bearing South 21°51'32” West, 428.07 feet to an iron pin set; thence, South 17°12'09” West, 365.17 feet to an iron pin set; thence, with a curve to the left, having delta of 8°46'21”, radius of 1638.32 feet, length of 279.44 feet, and chord bearing South 12'18'59”, West 279.10 feet to an iron pin set; thence, South 7°25'48” West, 238.00 feet to an iron pin set; thence, with a curve to the right, having delta of 18°12'46”, radius of 790.34 feet, length of 251.23 feet, and chord bearing South 16°32'11” West, 250.17 feet to an iron pin set; thence, with a curve to the right having delta of 6°42'03”, radius of 2084.24 feet, length of 243.76 feet and chord bearing South 28°59'36” West, 243.62 feet to an iron pin set; thence, South 32°20'38” West, 160.00 feet to an iron pin set; thence, with a curve to the left, having delta of 2'25'16”, radius of 1749.23 feet, length of 73.91 feet, and chord bearing South 31°08'01” West, 73.91 feet to the iron pin set at the Intersection of the northerly right of way line of Secondary Route 778 and the westerly right of way line of Secondary Route 600, the point of beginning; said parcel containing 542.194 acres more or less.

Tracts Two, Three and Four were acquired by the Grantor by the following deeds: (a) an undivided 83.9% interest by deed dated January 11, 1990, from William R. Watkins and Ruth P. Watkins, husband and wife, which deed is recorded in the Clerk's Office in Deed Book 545, page 14; (b) an undivided 9.2% interest by deed dated January 11, 1990, from V.M.I. Foundation Incorporated, which deed is recorded in the Clerk's Office in Deed Book 546, page 10; (c) an undivided 4.6% interest by deed dated January 29, 1990, from L. L. Dillard, Jr. and others, Trustees of First Presbyterian Church, which deed is recorded in the Clerk's Office in Deed Book 546, page 19, and (d) an undivided 2.3% interest by deed dated January 12, 1990, from Hollins College Corporation which deed is recorded in the Clerk's

Office in Deed Book 547, page 142.

LESS AND EXCEPT that property described in Deed Book 570, page 10, recorded in the aforesaid Clerk's Office.

LESS AND EXCEPT that property described in Deed Book 580, page 576, recorded in the aforesaid Clerk's Office.

LESS AND EXCEPT that property described in Deed Book 627, page 57, recorded in the aforesaid Clerk's Office.

LESS AND EXCEPT that property described in Deed Book 632, page 255, recorded in the aforesaid Clerk's Office.

LESS AND EXCEPT that property described in Deed Book 652, page 736, recorded in the aforesaid Clerk's Office.

SUBJECT, however to all existing exceptions, reservations, conditions, restrictions, covenants, agreements, limitations and waives that may apply to the Clover Project Property or any part thereof, including, but not limited to:

(i)The Permitted Encumbrances as defined in the Indenture;

(ii)	The permitted Encumbrances, as described in the Clover Project Purchase Agreement (hereinafter defined);
(iii)	The provisions for Waiver of Partition set forth in Article VI of the Clover Project Purchase Agreement;
(iv)	The provisions for the adjustment of ownership interests set forth in Article XV of the Clover Project Purchase Agreement and Article VIII of the Clover Operating Agreement (as herein after defined);
(v)

The provisions for the right of first refusal of Virginia Power upon any sale of an ownership interest in the Clover Project as required by Article XVII of the Clover project as required by Article XVII of the Clover Project Purchase Agreement and Article XV of the Clover Operating Agreement; and

(vi)	All of the provisions of the Clover Project Purchase Agreement and the Clover Operating Agreement (hereinafter defined).

The “Clover Project Purchase Agreement” means that certain Clover Purchase, Construction and Ownership Agreement dated as of May 31, 1990, between Old Dominion and Virginia Power, a copy of which is attached as Appendix I to that certain deed from Clover project Corporation to Old Dominion dated May 30, 1990, recorded in the Clerk’s Office of the Circuit Court of Halifax County, Virginia in Deed Book 550, at page 465 (“CPC Deed”), to which reference is made for a more particular description.

The “Clover Operating Agreement” means that certain Clover Operating Agreement between Old Dominion and Virginia Power, a copy of which is attached as Appendix II to the CPC Deed, to which reference is made for a more particular description.

LOUISA, ORANGE AND SPOTSYLVANIA COUNTIES

NORTH ANNA PROPERTY

NORTH ANNA PROPERTY DESCRIPTION:

ALL that certain piece or parcel of land, together with all improvements thereon and appurtenances thereunto and all rights, privileges and easements thereunto belonging, lying and being in the Counties of Louisa, Orange and Spotsylvania, Virginia, being all of the same 11.6 percent undivided interest in land conveyed in Virginia Electric and Power Company ("Virginia Power") to Old Dominion Electric Cooperative ("Old Dominion") as tenants in common by Special Warranty Deed dated December 21, 1983, (the "Virginia Power Deed") and recorded in (i) the Clerk's Office of the Circuit Court of Louisa County, Virginia in Deed Book 271, page 302; (ii) the Clerk's Office of the Circuit Court of Orange County, Virginia in Deed Book 353, page 133; and (iii) the Clerk's Office of the Circuit Court of Spotsylvania, Virginia in Deed Book 604, page 1, to which reference is hereby made for a more particular description.

LESS AND EXCEPT, however, the land conveyed by Virginia Power and Old Dominion by those certain deeds listed in below to which reference is hereby made for a more particular description:

Grantees:Date of Deed:Clerk’s Office:Deed Book/Page

Robert W. WhitlockFeb. 7, 1984Louisa Co.275/312

Lake Anna Land Corp.Sept. 20, 1984Louisa Co.282/516

W.W. Whitlock

Agency, Inc.Jan. 25, 1990Spotsylvania Co.902/552

Francis X. Burke, et al.Nov. 1, 1990Louisa Co.394/244

Rita A. Romano, et al.Nov. 26, 1990Louisa Co.394/507

LESS AND EXCEPT, however, the land more particularly described below to which reference is hereby made for a more particular description:

Grantees:Date of Deed:Clerk’s Office:Deed Book/Page

Richard D. BuppNov. 28, 1991Louisa Co.402/441

Jodi L. Ladden &

Richard C. StirlingJune 19, 1991Louisa Co.410/319

Lord-Nelson Real EstateJune 27, 1991Louisa Co.405/431

William P. Kilroy, et alJune 27, 1991Louisa Co.405/820

James R. Wright, et al.Nov. 28, 1990Spotsylvania Co.960/850

Tricord, Inc.Jan. 29, 1992Louisa Co.417/7

Edmondia B. SheltonDec. 2, 1991Louisa Co.417/136

SUBJECT, however to all existing exceptions, reservations, conditions, restrictions, covenants, agreements, limitations and waives that may apply to the North Anna Property or any part thereof, including, but not limited to:

(i)	The system electric transmission facilities and related easements reserved by Virginia Power in the Virginia Power Deed.
(ii)	The permitted Encumbrances as defined in the Indenture.
(iii)	The permitted Encumbrances, as described in the North Anna Purchase Agreement (hereinafter defined).

(iv)	The provisions for Waiver of Partition set forth in Article X of the North Anna Purchase Agreement.
(v)	The provisions for the adjustment of ownership interests set forth in Article XV and Article XVI of the North Anna Purchase Agreement (hereinafter defined.)
(vi)	All of the provisions of the North Anna Purchase Agreement, the Interconnection and Operating Agreement and the Nuclear Fuel Agreement (hereinafter defined).

The "North Anna Purchase Agreement" means that certain Purchase, Construction and Ownership Agreement dated as of December 28, 1982, but amended and restated as of October 17, 1983, between Virginia Power and Old Dominion, a copy of which is attached to the Virginia Power Deed as Appendix I, and to which reference is made for a more particular description.

The "Interconnection and Operating Agreement" means that certain agreement dated as of dated December 28, 1982, but amended and restated as of October 17, 1983, between Virginia Power and Old Dominion, a copy of which is attached to the Virginia Power Deed as Appendix II, and to which reference is made for a more particular reference.

The "Nuclear Fuel Agreement" means that certain agreement dated as of dated December 28, 1982, between Virginia Power and Old Dominion, a copy of which is attached to the Virginia Power Deed as Appendix III, and to which reference is made for a more particular reference.

NOTE:  Various parcels have been conveyed to adjoining landowners abutting the Lake Anna shoreline from time to time.

NORTHAMPTON COUNTY

TRACT A:

All that 6.469 acres near Bayview, being more fully described as follows:

Beginning at a pipe found on the west r/w line of Bayview Road (Route 684), said pipe being the southeast corner of property now or formerly of heirs of Andrew Elsner, and running along the west r/w of said Route 684 in a direction of South 07° 53' 27" East, for a distance of 300.00 feet to a pin, said pin being the northeast corner of property now or formerly of heirs of Estelle Banks Parker, thence along the property now or formerly of said heirs of Estelle Banks Parker, in a direction of North 85° 50' 05" West, for a distance of 975.68 feet to a pipe found on the east edge of Delmarva Power & Light Company easement at the northeast corner of the property now or formerly of the heirs of Estelle Banks Parker, thence along the east r/w line of said Delmarva Power & Light Company easement in a direction of North 20° 40' 41" East, for a distance of 312.37 feet to a pipe found on the east line of Delmarva Power & Light Company easement at the southwest corner of property now or formerly of heirs of Andrew Elsner, thence along said property now or formerly of heirs of Andrew Elsner, in a direction of South 85° 49' 35" East, for a distance of 906.42 feet to the point of beginning. This property is bounded on the north by land now or formerly of heirs of Andrew Elsner, east by Bayview Road (Route 684) on the south by land now or formerly of heirs of Estelle Banks Parker and on the west by Delmarva Power & Light Company easement. LESS AND EXCEPT a 1.274 acre parcel described in Deed Book 321, page 173.

The above described Tract A is all and the same real estate conveyed to Eastern Shore Public Service Company of Virginia, by deed dated August 26, 1961 from Estelle B. Parker, et als, which deed if recorded in the Clerk's Office of the Circuit Court for the County of Northampton in Deed Book 144, at page 577.

TRACT B:

All that certain lot or parcel of land situate near Bayview, Northampton County, Virginia, containing 3.83 acres, more or less, and being more particularly bounded and described as follows: commencing at a certain point designated by a pipe in concrete on the East side of the right-or-way of the New York, Philadelphia and Norfolk Railroad Company, now or formerly the Penndel Company and running thence South 84° 14' East a distance of 648.90 feet to a point designated by a pipe in concrete; thence running North 22° 12' East a distance of 349.42 feet to a point designated by a pipe in concrete; thence running North 79° 58' West a distance of 213.48 feet to a point designated by a pipe in concrete; thence running North 3° 26' West a distance of 83.79 feet to a point designated by a pipe in concrete; thence running generally in a southwesterly direction along right-of-way of said railroad to the point of beginning, the chord between the point of beginning and the last mentioned point being South 56° 01' West 678.23 feet all as shown on that certain map or plat made by George H. Badger, Jr., County Surveyor, under date of May 30, 1962, entitled "Property of Eastern Shore Public Service Company of Virginia near Bayview, Northampton County, Virginia', which said map or plat is attached to and a part of a certain deed dated July 6, 1962 to Eastern Shore Public Service Company of Virginia, from Joseph E. Elsner, et ux and Martin A. Elsner, et ux, recorded in Deed Book 147, at page 41, and to which said map or plat reference is made for a more particulate description of the property herein conveyed. The lot or parcel of land hereby conveyed is bounded generally on the North by the railroad right-of-way and other lands now or formerly of Joseph E. Elsner, et ux, et als, on the East by the lands formerly belonging to the Cape Charles Railroad Company, on the South by the lands now or formerly of Joseph E. Elsner, et ux, et als, and on the West by the right-of-way of the New York, Philadelphia & Norfolk Railroad Company, now or formerly known as Penndel Company. The lot or parcel of land hereby conveyed is the same certain tract or parcel of land which was conveyed by Joseph E. Elsner, et ux and Marin A. Elsner, et ux, to Eastern Shore Public Service Company of Virginia, by deed dated July 6, 1962, and of record in the Clerk's Office of Northampton County, Virginia, Deed Book 147, page 41.

TRACT C:

All that strip or parcel of land, 66 feet wide, situate in Capeville District, County of Northampton, and Commonwealth of Virginia, said strip of land being the right of way for railroad acquired by the Cape Charles Railroad Company for the Bayview Connection (never built), bounded and described as follows, viz:

Beginning at a point where the Easterly right of way line of said Bayview Connection (never built) meets the Easterly right of way line of railroad now or formerly of the Penndel Company, known as the Delmarva Branch, distant 313.69 feet measured S. 22° 12' W., from a point opposite a point of curve in the center line of said railroad, known as the Delmarva Branch, said point of curve being 1,579.10 feet measured Southwardly along said center line of railroad from another point therein opposite said Penndel Company's Mile Post 91;

Extending from said beginning point, the following seven courses and distances, the first two thereof being along said Easterly right of way line of Bayview connection (never built); (1) S. 22° 12' W., 2,178.31 feet to a point of Curve; (2) Southwardly , crossing Virginia Highway Route 642, or a curve to the left having a radius of 5,695.45 feet and a central angle of 42° 20' 32.07", the arc distance of 4,209.003 feet to a corner; the following two courses and distances being by remaining land of said Penndel Company; (3) N. S6° 54' W., 11.99 feet to a point distant 33 feet Eastwardly as right angles from the center line of railroad now or formerly of said Penndel Company, known as the Cape Charles Branch; (4) N. 25° 39' W., parallel with said last mentioned center line, 515.61 feet to the Westerly right of way line of said Bayview Connection (never built); the following two courses and distances being along said Westerly right of way line of Bayview Connection (never built), parallel with and 66 feet Westwardly, radially and at right angles from courses numbers two and one herein; (5) Northwardly, recrossing said Virginia Highway Route 642, on a curve to the right having a radius of 5,761.45 feet and a central angle of 37° 10' 14", the arc distance of 3,737.734 feet to a point of tangent; (6) N. 22° 12' E., 1,502.84 feet to said Easterly right of way line of the Delmarva Branch of railroad; and (7) Northwardly, along the same, by remaining land now or formerly of said Penndel Company, parallel with and 50 feet Eastwardly and radially from the center line of said railroad, known as the Delmarva Branch, on a curve to the left having a radius of 2,902.61 feet, the arc distance of 381.50 feet to the place of beginning.

Containing 8.36 acres, more or less, as shown in yellow outline on a certain plat recorded in Plat Book 5, at Page 100.

Being the same strip or parcel of land conveyed from Penndel Company to Eastern Shore Public Service Company of Virginia, by deed dated August 9, 1962, recorded in aforesaid Clerk's Office in Deed Book 147, at page 194.

TRACT D:

All that certain strip, piece or parcel of land containing 4.36 acres, more or less, all as indicated on a certain plat recorded with a certain deed of exchange between Eastern Shore Public Service Company of Virginia and Henry Lee Gladden, et ux, dated October 17, 1962, and recorded in the aforesaid Clerk's Office in Deed Book 147, at page 433; being the same property conveyed to Eastern Shore Public Service Company of Virginia from Henry Lee Gladden, et ux, by deed dated October 17, 1962, and recorded in Deed Book 147, at page 433.

TRACT E:

All those two (2) certain strips, pieces or parcels of land containing 3.468 acres, more or less, all as indicated on that certain plat recorded in Plat book 15, at page 4 and designated as "PROPERTY OF ESTATE OF H. L. GLADDEN TO BE CONVEYED TO DELMARVA POWER & LIGHT CO.", and delineated as the area enclosed in solid lines:

Parcel 1: Commencing at the pipe at the Northwest corner of the strip of land hereby conveyed and situate on the Southern right of way line of Virginia State Route 642, which is Thirty Feet (30 Ft.) wide, hereby designated as the "Point of Beginning", thence running South 15 deg 08 min 47 sec East a distance of 1,044.62 feet to another pipe; thence turning and running South 02 deg 54 min 41 sec East a distance of 1, 226.88 feet to another pipe; thence turning and running North 85 deg 06 min 13 sec East a distance of 25.02 feet to another pipe; thence turning and running South 02 deg 54 min 41 sec East a distance of 66.04 feet to another pipe; thence turning and running South 85 deg 06 min 13 sec West a distance of 177.25 feet to another pipe; thence turning and running North 04 deg 37 min 00 sec West a distance of 66.09 feet to another pipe, thence turning and running North 85 deg 06 min 13 sec East a distance of 88.17 feet to another pipe; thence turning and running North 02 deg 54 min 41 sec West a distance of 1,220.58 feet to another pipe; thence turning and running North 15 deg 08 min 47 sec West a distance of 682.21 feet to another pipe; thence turning and running North 04 deg 37 min 00 sec West a distance of 362.93 feet to the "Point of Beginning", containing 3.439 acres, more or less.

Parcel 2: Commencing at a pipe at the Northeast corner of the strip of land hereby conveyed and situate on the Southern right of way line of Virginia State Route 642, which is Thirty Feet (30 ft.) wide, hereby designated as the "Point of Beginning", thence running South 04 deg 37 min 00 sec East a distance of 66.46 feet to another pipe; thence turning and running South 78 deg 36 min 43 sec West a distance of 12.75 feet to another pipe; thence turning and running North 15 deg 08 min 47 sec West a distance of 66.15 feet to another pipe situate on the Southern right of way line of Virginia State Route 642; thence turning and running along the Southern right of way line of Virginia State Route 642 North 78 deg 36 min 43 sec East a distance of 25 feet to the "Point of Beginning", containing .029 Acre, more or less.

Being the same real estate conveyed to Delmarva Power and Light Company, by Deed of Exchange from Roxie M.

Gladden, Virginia G. Savage, Thomas J. Savage, Sr. and Dorothy Elizabeth Gladden in Deed Book 229, page 592.

SUBJECT, however to all existing exceptions, reservations, conditions, restriction, covenants, agreements, limitations and waivers that may apply to the property or any part thereof.

Schedule of Certain Excepted Property

All nuclear fuel that is not located in the Commonwealth of Virginia.